Exhibit 1.1

LIQUIDITY SERVICES, INC.

Shares of Common Stock

UNDERWRITING AGREEMENT

March [__], 2007

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

CIBC WORLD MARKETS CORP.

RBC CAPITAL MARKETS CORPORATION

   as Representatives of the several Underwriters

c/o Friedman, Billings, Ramsey & Co., Inc.

1001 19th Street North

Arlington, Virginia  22209

Dear Sirs:

Liquidity Services, Inc., a Delaware corporation (the “Company”), and certain stockholders of the Company listed on Schedule I hereto (the “Selling Stockholders”), each confirms its agreement with each of the Underwriters listed on Schedule II hereto (collectively, the “Underwriters”), for whom Friedman, Billings, Ramsey & Co., Inc., CIBC World Markets Corp. and RBC Capital Markets Corporation are acting as representatives (in such capacity, collectively, the “Representatives”), with respect to (i) the sale by the Company and each Selling Stockholder (the “Initial Selling Stockholders”), acting severally and not jointly, of an aggregate of 5,579,541 shares (the “Initial Shares”) of Common Stock, par value $0.001 per share, of the Company (the “Common Stock”) in the respective numbers of shares set forth opposite the names of the Company (the shares to be issued and sold by the Company, the “Company Shares”) and each such Selling Stockholder in Schedule I hereto, and the purchase by the Underwriters, acting severally and not jointly, of the respective number of shares of Common Stock set forth opposite the names of the Underwriters in Schedule II hereto, and (ii) the grant of the option described in Section 1(b) hereof to purchase all or any part of an aggregate of 836,931 additional shares of Common Stock to cover over-allotments (the “Option Shares”), if any, from certain Selling Stockholders (the “Option Selling Stockholders”), acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of each such Option Selling Stockholder in Schedule I hereto, to the Underwriters, acting severally and not jointly, in the respective numbers of shares of Common Stock set forth opposite the names of each of the Underwriters listed in Schedule II hereto.  The Initial Shares of Common Stock to be purchased by the Underwriters and all or any part of the Option Shares of Common Stock subject to the option described in Section 1(b) hereof are hereinafter called, collectively, the “Shares.”

The Company understands that the Underwriters propose to make a public offering of the Shares as soon as the Underwriters deem advisable after this Underwriting Agreement (the “Agreement”) has been executed and delivered.

The Company has filed with the Securities and Exchange Commission (the “Commission”), a registration statement on Form S-1 (No. 333-140643) and a related preliminary prospectus for the registration of the Shares under the Securities Act of 1933, as amended (the “Securities Act”), and the rules and regulations thereunder (the “Securities Act Regulations”).  The Company has prepared and filed such amendments to the registration statement and such amendments or supplements to the related preliminary prospectus as may have been required to the date hereof, and will file such additional amendments or supplements as may hereafter be required.  The registration statement has been declared effective under the Securities Act by the Commission.  The registration statement as amended at the time it became effective (including all information deemed to be a part of the registration statement at the time it became effective pursuant to Rule 430A of the Securities Act Regulations) is hereinafter called the “Registration Statement,” except that, if the Company files a post-effective amendment to such registration statement which becomes effective prior to the Closing Time (as defined below), “Registration Statement” shall refer to such registration statement as so amended.  Any registration statement filed pursuant to Rule 462(b) of the Securities Act Regulations is hereinafter called the “Rule 462(b) Registration Statement,” and after such filing the term “Registration Statement” shall include the 462(b) Registration Statement.  Each prospectus included in the Registration Statement before it was declared effective by the Commission under the Securities Act, and any preliminary form of prospectus filed with the Commission by the Company with the consent of the Underwriters pursuant to Rule 424(a) of the Securities Act Regulations is hereinafter called the “Preliminary Prospectus.”  The term “Prospectus” means the final prospectus, as first filed with the Commission pursuant to paragraph (1) or (4) of Rule 424(b) of the Securities Act Regulations, and any amendments thereof or supplements thereto or the prospectus in the form first used to confirm sales of shares (or in the form first made available to the Underwriters by the Company to meet requests of purchasers pursuant to Rule 173 under the Securities Act Regulations).  The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus.

The term “Disclosure Package” means (i) the Preliminary Prospectus, as most recently amended or supplemented immediately prior to the Initial Sale Time (as defined herein), (ii) the Issuer Free Writing Prospectuses (as defined below), if any, identified in Schedule III hereto, (iii) any other Free Writing Prospectus (as defined below) that the parties hereto shall hereafter expressly agree in writing to treat as part of the Disclosure Package and (iv) the information set forth in Schedule IV hereto.  The Underwriters have informed the Company that the Underwriters have or will orally provide the information set forth on Schedule IV hereto to prospective purchasers of the Shares prior to confirming sales of such Shares to such prospective purchasers.

The term “Issuer Free Writing Prospectus” means any issuer free writing prospectus, as defined in Rule 433 of the Securities Act Regulations.  The term “Free Writing Prospectus” means any free writing prospectus, as defined in Rule 405 of the Securities Act Regulations.  The term “Broadly Available Road Show” means a “bona fide electronic road show” as defined in Rule 433(h)(5) under the Securities Act

Regulations that has been made available without restriction to any person.  As used herein the terms “Registration Statement,” “Preliminary Prospectus,” “Disclosure Package” and “Prospectus” shall include the documents incorporated by reference therein.

Each Selling Stockholder has executed and delivered a Custody Agreement and a Power of Attorney in the applicable form attached hereto as Exhibit A (collectively, the “Custody Agreement and Power of Attorney”), pursuant to which each Selling Stockholder that is a party thereto has placed the Initial Shares and Option Shares to be sold by it pursuant to this Agreement in custody and appointed the persons designated therein as  attorneys in fact (the “Attorneys”) with the authority to execute and deliver this Agreement on behalf of such Selling Stockholder and to take certain other actions with respect thereto and hereto.

The Company, each of the Selling Stockholders and the Underwriters agree as follows:

1.                                       Sale and Purchase:

(a)           Initial Shares.  Upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock of $[_____], the Company agrees to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite its name and each Initial Selling Stockholder agrees, severally and not jointly, to sell to the Underwriters the number of Initial Shares set forth in Schedule I opposite such Initial Selling Stockholder’s name, and each Underwriter agrees, severally and not jointly, to purchase from the Company and the Initial Selling Stockholders the number of Initial Shares set forth in Schedule II opposite such Underwriter’s name, plus any additional number of Initial Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case, to such adjustments among the Underwriters as the Representatives in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

(b)           Option Shares.  In addition, upon the basis of the warranties and representations and other terms and conditions herein set forth, at the purchase price per share of Common Stock set forth in paragraph (a) above, each Option Selling Stockholder, acting severally and not jointly, hereby grants an option to the Underwriters, acting severally and not jointly, to purchase from each Option Selling Stockholder in Schedule I hereto, all or any part of the Option Shares set forth in Schedule I opposite such party’s name, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof.  The option hereby granted will expire 30 days after the date hereof and may be exercised in whole or in part from time to time within such 30-day period only for the purpose of covering over-allotments which may be made in connection with the offering and distribution of the Initial Shares upon notice by the Representatives to the Company and the Attorneys setting forth the number of Option Shares as to which the several Underwriters are then exercising the option and the time and date of payment and delivery for such Option Shares.  Any such time and date of delivery (an “Option Closing Time”) shall be determined by the Representatives, but shall not be later than three full business days (or earlier, without the consent of the Company, than two full business days) after the exercise of such option, nor in any event prior to the Closing Time, as hereinafter defined.  If the option is exercised as to all or any portion of the Option Shares, each Option Selling Stockholder will sell that number of Option Shares that bears the same proportion to the total number of Option Shares then being purchased as the number of Option Shares set forth in Schedule I opposite the name of such Option Selling Stockholder bears to the total number of Option Shares then being purchased, and each of the Underwriters, acting severally and not jointly, will purchase that proportion of the total number of Option Shares then being purchased which the number of Initial Shares set forth in Schedule II opposite the name of such Underwriter bears to the total number of Initial Shares, plus any additional number of Option Shares which such Underwriter may become obligated to purchase pursuant to the provisions of Section 8 hereof, subject in each case to such adjustments among the Underwriters as the Underwriters in their sole discretion shall make to eliminate any sales or purchases of fractional shares.

2.                                       Payment and Delivery:

(a)           Initial Shares.  The Initial Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Initial Selling Stockholders shall be delivered by or on behalf of the Company and the Initial Selling Stockholders to the Representatives, including, at the option of the Representatives, through the facilities of The Depository Trust Company (“DTC”) for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Company and the Initial Selling Stockholders, upon at least forty-eight hours’ prior notice.  The Company will cause the certificates representing the Initial Shares to be made available for checking and packaging not later than 1:00 p.m., New York City time on the business day prior to the Closing Time (as defined below) with respect thereto at the office of Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, or at the office of DTC or its designated custodian, as the case may be (the “Designated Office”).  The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the third (fourth, if the determination of the purchase price of the Initial Shares occurs after 4:30 p.m., New York City time) business day after the date hereof (unless another time and date shall be agreed to by the Representatives and the Company).  The time and date at which such delivery and payment are actually made is hereinafter called the “Closing Time.”

(b)           Option Shares.  Any Option Shares to be purchased by each Underwriter hereunder, in definitive form, and in such authorized denominations and registered in such names as the Representatives may request upon at least forty-eight hours’ prior notice to the Company and the Option Selling Stockholders shall be delivered by or on behalf of the Option Selling Stockholders to the Representatives, including, at the option of the Representatives, through the facilities of DTC for the account of such Underwriter, against payment by or on behalf of such Underwriter of the purchase price therefor by wire transfer of Federal (same-day) funds to the account specified to the Representatives by the Option Selling Stockholders, upon at least forty-eight hours’ prior notice.  The Company will cause the certificates representing the Option Shares to be made available for checking and packaging at least twenty-four hours prior to the Option Closing Time with respect thereto at the Designated Office.  The time and date of such delivery and payment shall be 9:30 a.m., New York City time, on the date specified by the Representatives in the notice given by the Representatives to the Company and the Option Selling Stockholders of the Underwriters’ election to purchase such Option Shares or on such other time and date as the Company and the Representatives may agree upon in writing.

3.                                       Representations and Warranties of the Company:

The Company represents and warrants to the Underwriters as of the date hereof that:

(a)           the Company has an authorized capitalization as set forth in both the Prospectus and the Preliminary Prospectus under the caption “Cash and Capitalization;” the outstanding shares of capital stock or other equity interests of the Company and each subsidiary of the Company (each, a “Subsidiary”) have been duly and validly authorized and issued and are fully paid and non-assessable, and all of the outstanding shares of capital stock of the Subsidiaries are directly or indirectly owned of record and beneficially by the Company and all of the membership interests in each Subsidiary that is a limited liability company have been duly and validly authorized and issued and fully paid; except as disclosed in both the Prospectus and the Disclosure Package, there are no outstanding (i) securities or obligations of the Company or any of the Subsidiaries convertible into or exchangeable for any capital stock of the Company or membership interests in any such Subsidiary, (ii) warrants, rights or options to subscribe for or purchase from the Company or any such Subsidiary any such capital stock, membership interests or any such convertible or exchangeable securities or obligations, or (iii) obligations of the Company or any such Subsidiary to issue any shares of capital stock, membership interests, any such convertible or exchangeable securities or obligation, or any such warrants, rights or options;

(b)           each of the Company and the Subsidiaries (all of which are named in Exhibit 21.1 to the Registration Statement) has been duly incorporated or organized and is validly existing in good standing under the laws of its respective jurisdiction of incorporation or organization with full corporate power and authority to own its respective properties and to conduct its respective businesses as described in the Prospectus and the Disclosure Package, and, in the case of the Company, to execute and deliver this Agreement and to consummate the transactions contemplated herein;

(c)           the Company and all of the Subsidiaries are duly qualified as foreign corporations or limited liability companies, as applicable, and are in good standing in each jurisdiction in which they conduct their respective businesses or in which they own or lease real property or otherwise maintain an office and in which the failure, individually or in the aggregate, to be so qualified would reasonably be expected to have a material adverse effect or change on the assets, business, operations, earnings, properties or condition (financial or otherwise), of the Company and the Subsidiaries taken as a whole, (any such effect or change, where the context so requires, is hereinafter called a “Material Adverse Effect” or “Material Adverse Change”); except as disclosed in both the Prospectus and the Disclosure Package, no Subsidiary is prohibited or restricted, directly or indirectly, from paying dividends to the Company, or from making any other distribution with respect to such Subsidiary’s capital stock or membership interests or from repaying to the Company or any other Subsidiary any amounts which may from time to time become due under any loans or advances to such Subsidiary from the Company or such other Subsidiary, or from transferring any such Subsidiary’s property or assets to the Company or to any other Subsidiary; other than as disclosed in both the Prospectus and the Disclosure Package, the Company does not own, directly or indirectly, any capital stock or other equity securities of any other corporation or any ownership interest in any partnership, joint venture or other association;

(d)           the Company and the Subsidiaries are in compliance in all material respects with all applicable laws, rules, regulations, orders, decrees and judgments, including those relating to transactions with affiliates;

(e)           neither the Company nor any Subsidiary is in breach of or in default under (nor has any event occurred which with notice, lapse of time, or both would constitute a breach of, or default under), its respective organizational documents, or in the performance or observance of any obligation, agreement, covenant or condition contained in any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties is bound, except for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(f)            the execution, delivery and performance of this Agreement, and the consummation of the transactions contemplated herein will not (A) conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the organizational documents of the Company or any Subsidiary, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Company or any Subsidiary is a party or by which any of them or their respective properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any Subsidiary, except in the case of this clause (ii) for such breaches or defaults which would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; or (B) result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Company or any

Subsidiary, except where such creation or imposition would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(g)           this Agreement has been duly authorized, executed and delivered by the Company and is a valid and binding agreement of the Company enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(h)           no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Company’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares, other than (A) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Securities Exchange Act of 1934 (the “Exchange Act”), (B) such approvals as have been obtained in connection with the approval of the listing of the Shares on the Nasdaq Global Market (“Nasdaq”) (C) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and (D) any such approvals, authorization, consents, orders or filings the failure to obtain which would reasonably be expected to have a Material Adverse Effect;

(i)            each of the Company and the Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons, required in order to conduct their respective businesses as described in both the Prospectus and the Disclosure Package, except to the extent that any failure to have any such licenses, authorizations, consents or approvals, to make any such filings or to obtain any such authorizations, consents or approvals would not, individually or in the aggregate, except as disclosed in the Prospectus, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is required by any applicable law to obtain accreditation or certification from any governmental agency or authority in order to provide the products and services which it currently provides or which it proposes to provide as set forth in both the Prospectus and the Disclosure Package, except where failure to obtain any such accreditation or certification would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; neither the Company nor any of the Subsidiaries is in violation of, in default under, or has received any notice regarding a possible violation, default or revocation of any such license, authorization, consent or approval or any federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of the Subsidiaries that would reasonably be expected to have a Material Adverse Effect; and no such license, authorization, consent or approval contains a materially burdensome restriction that is not adequately disclosed in both the Prospectus and the Disclosure Package;

(j)            neither the Company nor any of its Subsidiaries has received notice of any action, proceeding, order, suspension, debarment, decree or other notification currently in effect providing that the Company or any of its Subsidiaries is ineligible to contract with the Federal government or any state or local government (each,  a “Notice of Ineligibility”), and, to the best of the Company’s knowledge no Notice of Ineligibility has been threatened against the Company or any of its Subsidiaries;

(k)           the Company and its Subsidiaries have complied with all laws applicable to its contracts with Federal governmental agencies, including but not limited to the U.S. Export Administrative Regulations, International Traffic in Arms Regulations and the Foreign Assets Control Regulations, except where the failure to be so in compliance would not reasonably be expected to result in a Material Adverse Effect;

(l)            each of the Registration Statement and any Rule 462(b) Registration Statement has become effective under the Securities Act and no stop order suspending the effectiveness of the Registration Statement or any Rule 462(b) Registration Statement has been issued under the Securities Act and no proceedings for that purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission;

(m)          the Preliminary Prospectus when filed and the Registration Statement as of each effective date and as of the date hereof complied or will comply, and the Prospectus and any further amendments or supplements to the Registration Statement, the Preliminary Prospectus or the Prospectus will, when they become effective or are filed with the Commission, as the case may be, comply, in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(n)           the Registration Statement, as of its effective date and as of the date hereof, did not, does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and the Preliminary Prospectus does not, and the Prospectus or any amendment or supplement thereto will not, as of the applicable filing date and the date hereof, contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Registration Statement, the Preliminary Prospectus or the Prospectus in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(c) hereof); and each Broadly Available Road Show, if any, when considered together with the Disclosure Package, does not contain any untrue statement of material fact or omit to state a material fact necessary to make the statement therein, in the light of the circumstances under which they were made, not misleading;

(o)           as of [____] (Eastern time) on the date of this Agreement (the “Initial Sale Time”), the Disclosure Package did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; as of its issue date or date of first use and at all subsequent times through the Initial Sale Time, each Issuer Free Writing Prospectus did not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no warranty or representation with respect to any statement contained in or omitted from the Disclosure Package in reliance upon and in conformity with the information concerning the Underwriters and furnished in writing by or on behalf of the Underwriters through the Representatives to the Company expressly for use therein (that information being limited to that described in the penultimate sentence of the first paragraph of Section 9(c) hereof);

(p)           each Issuer Free Writing Prospectus did not, as of its issue date or date of first use and at all subsequent times through the Initial Sale Time include any information that conflicted, conflicts or will conflict with the information contained in the Registration Statement;

(q)           the Company is eligible to use Free Writing Prospectuses in connection with this offering pursuant to Rules 164, 405 and 433 under the Securities Act; any Free Writing Prospectus that the Company is required to file pursuant to Rule 433(d) under the Securities Act Regulations has been, or will be, filed with the Commission in accordance with the requirements of the Securities Act and the Securities Act Regulations; and each Free Writing Prospectus that the Company has filed, or is required to file, pursuant to Rule 433(d) under the Securities Act Regulations or that was prepared by or on behalf of or used by the Company complies or will comply in all material respects with the requirements of the Securities Act and the Securities Act Regulations;

(r)            except for the Issuer Free Writing Prospectuses identified in Schedule III hereto, and any electronic road show relating to the public offering of the Shares contemplated herein, the Company has not prepared, used or referred to, and will not, without the prior consent of the Representatives, prepare, use or refer to, any Free Writing Prospectus;

(s)           the Preliminary Prospectus, the Prospectus and any Issuer Free Writing Prospectus (to the extent any such Issuer Free Writing Prospectus was required to be filed with the Commission) delivered to the Underwriters for use in connection with the public offering of the Shares contemplated herein have been and will be identical to the versions of such documents transmitted to the Commission for filing via the Electronic Data Gathering Analysis and Retrieval System (“EDGAR”), except to the extent permitted by Regulation S-T;

(t)            the Company filed the Registration Statement with the Commission before using any Issuer Free Writing Prospectus; and each Issuer Free Writing Prospectus was preceded or accompanied by the most recent Preliminary Prospectus satisfying the requirements of Section 10 under the Securities Act;

(u)           there are no actions, suits, proceedings, inquiries, investigations or government audits pending or, to the knowledge of the Company, threatened against the Company or any Subsidiary or any of their respective officers and directors or to which the properties, assets or rights of any such entity are subject, at law or in equity, before or by any federal, state, local or foreign governmental or regulatory commission, board, body, authority, arbitral panel or agency which would reasonably be expected to result in a judgment, decree, award or order having a Material Adverse Effect;

(v)           the financial statements, including the notes thereto, included or incorporated by reference in each of the Registration Statement, the Prospectus and the Disclosure Package present fairly the consolidated financial position of the entities to which such financial statements relate (the “Covered Entities”) as of the dates indicated and the consolidated results of operations and changes in financial position and cash flows of the Covered Entities for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles as applied in the United States and on a consistent basis during the periods involved and in accordance with Regulation S-X promulgated by the Commission; provided, however, that the interim statements that are unaudited are subject to normal year-end adjustments and do not contain certain footnotes required by generally accepted accounting principles; the financial statement schedules included in the Registration Statement and the amounts in both the Prospectus and the Disclosure Package under the captions “Prospectus Summary - Summary Consolidated Financial Data” and “Selected Consolidated Financial Data” fairly present the information shown therein and have been compiled on a basis consistent with the financial statements included in each of the Registration Statement, the Prospectus and the Disclosure Package; no other financial statements or supporting schedules are required to be included in the Registration Statement;

(w)          Ernst & Young LLP, whose reports on the consolidated financial statements of the Company and the Subsidiaries are filed with the Commission as part of each of the Registration Statement, the Prospectus and the Disclosure Package, are, and were during the periods covered by their reports, independent public accountants as required by the Securities Act and the Securities Act Regulations are registered with the Public Company Accounting Oversight Board;

(x)            subsequent to the respective dates as of which information is given in each of the Registration Statement, the Prospectus and the Disclosure Package, and except as may be otherwise stated in such documents, there has not been (A) any Material Adverse Change or any development that would reasonably be expected to result in a Material Adverse Change, whether or not arising in the ordinary course of business, (B) any transaction not in the ordinary course of business that is material to the Company and the Subsidiaries taken as a whole entered into by the Company or any of the Subsidiaries, (C) any obligation, contingent or otherwise, not in the ordinary course of business, directly or indirectly incurred by the Company or any Subsidiary that is material to the Company and Subsidiaries taken as a whole, (D) any dividend or distribution of any kind declared, paid or made by the Company on any class of its capital stock, or (E) any change in the capital stock or outstanding indebtedness of the Company or any Subsidiary that is material to the Company and the Subsidiaries considered as one enterprise;

(y)           the Shares conform in all material respects to the description thereof contained in both the Prospectus and the Disclosure Package;

(z)            except as disclosed in both the Prospectus and the Disclosure Package, there are no persons with registration or other similar rights to have any equity or debt securities, including securities which are convertible into or exchangeable for equity securities, registered pursuant to the Registration Statement or otherwise registered by the Company under the Securities Act and, with respect to the offering of the Shares contemplated by this Agreement, any rights to have any securities registered for offering or sale under the Securities Act have been satisfied or waived;

(aa)         the Shares have been duly authorized, validly issued, fully paid and are non-assessable (or in the case of the Shares to be sold by the Company hereunder, when issued and duly delivered against payment therefor as contemplated by this Agreement, will be validly issued, fully paid and non-assessable), free and clear of any pledge, lien, encumbrance, security interest or other claim (or in the case of the Shares to be sold by the Selling Stockholders hereunder, free and clear of any pledge, lien, encumbrance, security interest or other claim, created by or known by the Company), and the issuance and sale of the Shares by the Company is not subject to preemptive or other similar rights arising by operation of law, under the organizational documents of the Company or under any agreement to which the Company or any Subsidiary is a party or otherwise, except such rights that have been properly complied with or waived;

(bb)         the Shares have been approved for listing on Nasdaq; the Company is and will be in compliance with all applicable corporate governance requirements set forth in the Nasdaq Marketplace Rules that are then in effect as of the date hereof and as of the Closing Date, taking into account any applicable grace periods;

(cc)         the Company has not taken, and will not take, directly or indirectly, any action which is designed to or which has constituted or which might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(dd)         neither the Company nor any of its Subsidiaries (i) is required to register as a “broker” or “dealer” in accordance with the provisions of the Exchange Act, or the rules and regulations thereunder (the “Exchange Act Regulations”), or (ii) directly, or indirectly through one or more intermediaries, controls or has any other association with (within the meaning of Article I of the By-laws of the National Association of Securities Dealers, Inc. (the “NASD”)) any member firm of the NASD;

(ee)         any certificate signed by any officer of the Company or any Subsidiary, on behalf of the Company or any Subsidiary, delivered to the Representatives or to counsel for the Underwriters pursuant to or in connection with this Agreement shall be deemed a representation and warranty by the Company to each Underwriter as to the matters covered thereby;

(ff)           the form of certificate used to evidence the Common Stock complies in all material respects with all applicable statutory requirements, with any applicable requirements of the organizational documents of the Company and the requirements of Nasdaq;

(gg)         neither the Company nor the Subsidiaries owns any real property.  The Company and the Subsidiaries have good title to all personal property owned by them, in each case free and clear of all liens, security interests, pledges, charges, encumbrances, mortgages and defects, except such as are disclosed in both the Prospectus and the Disclosure Package or such as do not materially and adversely affect the value of such property and do not materially interfere with the use made or proposed to be made of such property by the Company and the Subsidiaries; and any real property and buildings held under lease by the Company or any Subsidiary are held under valid, existing and enforceable leases, with such exceptions as are disclosed in both the Prospectus and the Disclosure Package or are not material and do not interfere with the use made or proposed to be made of such property and buildings by the Company or such Subsidiary;

(hh)         the Company and its Subsidiaries are, and at all times prior were, (i) in compliance with any and all applicable federal, state, local and foreign laws, regulations, ordinances, rules, orders, judgments, decrees, permits or other legal requirements relating to the protection of human health and safety, the environment, natural resources, petroleum or hazardous or toxic substances or wastes, pollutants or contaminants (“Environmental Laws”), which compliance includes obtaining, maintaining and complying with all permits and authorizations and approvals required by Environmental Laws to conduct their respective businesses and (ii) have not received notice of nor do they otherwise have knowledge of any actual or potential liability for the investigation or remediation of any disposal or release of petroleum, hazardous or toxic substances or wastes, pollutants or contaminants, except in the case of clause (i) or (ii) where such non-compliance with or liability under Environmental Laws would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect; and neither the Company nor any of its Subsidiaries has been named as a “potentially responsible party” under the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, or any other similar Environmental Law, except with respect to any matters that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.  None of the Company and its Subsidiaries (A) is a party to any proceeding under Environmental Laws in which a governmental authority is also a party, other than such proceedings regarding which it is believed no monetary penalties of $100,000 or more will be imposed, and (B) anticipates material capital expenditures relating to Environmental Laws;

(ii)           neither the Company nor any of its Subsidiaries or, to the Company’s knowledge, any director, officer, or employee of, or other person associated with or acting on behalf of, the Company, has violated the Bank Secrecy Act, as amended, the Uniting and Strengthening of America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act (a.k.a., the USA PATRIOT ACT) of 2001 or the rules and regulations promulgated under any such law or any successor law, except for such violations that would not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(jj)           the descriptions in both the Prospectus and the Disclosure Package of the legal or governmental proceedings, contracts, leases and other legal documents therein described present fairly the information required to be shown, and there are no legal or governmental proceedings, or contracts, leases, or other documents of a character required to be described in the Prospectus or the Disclosure Package or to be filed as exhibits to the Registration Statement which are not described or filed as required; all agreements between the Company or any of the Subsidiaries and third parties expressly referenced in both the Prospectus and the Disclosure Package are valid and binding obligations of the Company or one or more of the Subsidiaries, enforceable in accordance with their respective terms, against the Company or its Subsidiaries, as applicable, except to the extent enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general equitable principles or, in the case of government contracts, applicable statutes limiting the enforceability rights thereto;

(kk)         the Company owns, possesses, licenses or has other rights to use, all trade and service marks, trade names, copyrights, trade secrets, technology, know-how and other intellectual property (collectively, the “Intellectual Property”) reasonably necessary for the conduct of the Company’s business as now conducted and (i) to the Company’s knowledge, there is no infringement by third parties of any such Intellectual Property owned by the Company; (ii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the Company’s rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; (iii) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others challenging the validity or scope of Intellectual Property owned by the Company, and the Company is unaware of any facts which would form a reasonable basis for any such claim which would reasonably be expected to have a Material Adverse Effect; (iv) there is no pending or, to the Company’s knowledge, threatened action, suit, proceeding or claim by others that the Company infringes, or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact which would form a reasonable basis for concluding that any such claim will be asserted, or if asserted, would be successful, or if successfully asserted, would reasonably be expected to have a Material Adverse Effect; (v) the Company and the Subsidiaries do not in the conduct of their business as now conducted, as described in both the Prospectus and the Disclosure Package, infringe or conflict with any right or patent of any third party known to the Company or any of the Subsidiaries, which such infringement or conflict would reasonably be expected to result in a Material Adverse Change; and (vi) to the Company’s knowledge, no security interests have been recorded in the U.S. Patent and Trademark Office with respect to any Intellectual Property and no liens have been recorded against the Company with respect to any Intellectual Property;

(ll)           the Company (i) complies in all material respects with the Privacy Statements (as defined below) as applicable to any given set of personal information collected by the Company from Individuals (as defined below), (ii) complies in all material respects with all applicable federal, state, local and foreign laws and regulations regarding the collection, retention, use, transfer or disclosure of personal information and (iii) takes reasonable measures to protect and maintain the confidential nature of the personal information provided to the Company by Individuals in accordance with the terms of the applicable Privacy Statements; to the Company’s knowledge, no claims or controversies have arisen regarding the Privacy Statements or the implementation thereof.  As used herein, “Privacy Statements” means, collectively, any and all of the Company’s privacy statements and policies published on Company websites or products or otherwise made available by the Company regarding the collection, retention, use and distribution of the personal information of individuals, including, without limitation, from visitors or users of any Company websites or products (“Individuals”);

(mm)       the Company’s email direct marketing activities have not violated, in any material respect, the CAN SPAM Act or any other federal or state law or regulation applicable to electronic direct marketing;

(nn)         (x) the Company has established and maintains disclosure controls and procedures (as such term is defined in Rule 13a-15(e) under the Exchange Act), which (i) are designed to ensure that material information relating to the Company, including its consolidated subsidiaries, is made known to the Company’s principal executive officer and its principal financial officer by others within those entities, particularly during the periods in which the periodic reports required under the Exchange Act are being prepared,  and (ii) are effective in all material respects to perform the functions for which they were established, and (y) the Company is not aware of (a) any significant deficiency or material weakness in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company’s ability to record, process, summarize and report financial information, or (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the Company’s internal control over financial reporting.  Since the end of the Company’s most recent audited fiscal year, there have been no significant changes in internal control over financial reporting or in other factors that have materially affected, or are reasonably likely to materially affect, the Company’s internal control over financial reporting;

(oo)         the Company and each of the Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles as applied in the United States and to maintain asset accountability; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences;

(pp)         each of the Company and the Subsidiaries has filed on a timely basis all necessary federal, state, local and foreign income and franchise tax returns required to be filed through the date hereof and has paid all taxes shown as due thereon; and no tax deficiency has been asserted against any such entity, nor does any such entity know of any tax deficiency which is likely to be asserted against any such entity which, if determined adversely to any such entity, would reasonably be expected to have a Material Adverse Effect. All tax liabilities are adequately provided for on the respective books of such entities in accordance with generally accepted accounting principles;

(qq)         each of the Company and the Subsidiaries maintains insurance (issued by insurers of recognized financial responsibility) of the types and in the amounts generally deemed adequate for their respective businesses and consistent with insurance coverage maintained by similar companies in similar businesses all of which insurance is in full force and effect;

(rr)           neither the Company nor any of the Subsidiaries is in violation, or has received notice of any violation with respect to, any applicable safety or similar law applicable to the business of the Company or any of the Subsidiaries; the Company and the Subsidiaries have received all permits, licenses or other approvals required of them under applicable federal and state occupational safety and health laws and regulations to conduct their respective businesses, and the Company and the Subsidiaries are in compliance with all terms and conditions of any such permit, license or approval, except any such violation of law or regulation, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals which would not, individually or in the aggregate, reasonably be expected to result in a Material Adverse Change;

(ss)         neither the Company nor any Subsidiary is in violation of or has received notice of any violation with respect to any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any state law precluding the denial of credit due to the neighborhood in which a property is situated, the violation of any of which would reasonably be expected to have a Material Adverse Effect;

(tt)           the Company and each of the Subsidiaries are in compliance in all material respects with all presently applicable provisions of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder (“ERISA”); no “reportable event” (as defined in ERISA) has occurred with respect to any “pension plan” (as defined in ERISA) for which the Company or any of the Subsidiaries would have any liability; the Company and each of the Subsidiaries have not incurred and do not expect to incur liability under (i) Title IV of ERISA with respect to termination of, or withdrawal from, any “pension plan” or (ii) Section 412 or 4971 of the Internal Revenue Code of 1986, as amended, including the regulations and published interpretations thereunder (“Code”); and each “pension plan” for which the Company and each of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which would reasonably be expected to cause the loss of such qualification;

(uu)         neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any officer or director purporting to act on behalf of the Company or any of the Subsidiaries has at any time (i) made any contributions to any candidate for political office, or failed to disclose fully any such contributions, in violation of law, (ii) made any payment to any state, federal or foreign governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or allowed by applicable law, or (iii) engaged in any transactions, maintained any bank account or used any corporate funds except for transactions, bank accounts and funds which have been and are reflected in the normally maintained books and records of the Company and the Subsidiaries;

(vv)         except as otherwise disclosed in both the Prospectus and the Disclosure Package, there are no outstanding loans, extensions of credit or advances or guarantees of indebtedness by the Company or any of the Subsidiaries to or for the benefit of any of the officers or directors of the Company or any of the Subsidiaries or any of the members of the families of any of them;

(ww)       neither the Company nor any of the Subsidiaries nor, to the knowledge of the Company, any employee or agent of the Company or any of the Subsidiaries, has made any payment of funds of the Company or of any Subsidiary or received or retained any funds in violation of any law, rule or regulation or of a character required to be disclosed in the Prospectus or the Disclosure Package;

(xx)          in connection with this offering, the Company has not offered and will not offer its Common Stock or any other securities convertible into or exchangeable or exercisable for Common Stock in a manner in violation of the Securities Act; and the Company has not distributed and will not distribute any offering material in connection with the offer and sale of the Shares except for the Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus or the Registration Statement;

(yy)         neither the Company nor any of the Subsidiaries does business with the government of Cuba or with any person or affiliate located in Cuba within the meaning of Florida Statutes, Section 517.075 (Chapter 92-198, Laws of Florida);

(zz)          other than pursuant to this Agreement, the Company has not incurred any liability for any finder’s fees or similar payments in connection with the transactions herein contemplated;

(aaa)       no relationship, direct or indirect, exists between or among the Company or any of the Subsidiaries on the one hand, and the directors, officers, stockholders, customers or suppliers of the Company or any of the Subsidiaries on the other hand, which is required by the Securities Act and the Securities Act Regulations to be described in the Registration Statement and the Prospectus and which is not so described;

(bbb)      neither the Company nor any of the Subsidiaries is and, after giving effect to the offering and sale of the Shares, will be an “investment company” or an entity “controlled” by an “investment company,” as such terms are defined in the Investment Company Act of 1940, as amended (the “Investment Company Act”);

(ccc)       there are no existing or, to the knowledge of the Company, threatened labor disputes with the employees of the Company or any of the Subsidiaries which would, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect;

(ddd)      to the Company’s knowledge, there is and has been no failure on the part of the Company and any of the Company’s directors or officers, in their capacities as such, to comply with Section 402 of the Sarbanes-Oxley Act of 2002 (the “Sarbanes Oxley Act”);

(eee)       the Company’s Board of Directors has validly appointed an audit committee whose composition satisfies the requirements of the Nasdaq Marketplace Rule 4350(d) and Rule 10A-3 under the Exchange Act, and the Company’s Board of Directors or audit committee has adopted a charter that satisfies the requirements of such Rule 4350(d);

(fff)         none of the Company nor any of the Subsidiaries or, to the knowledge of the Company, any director, officer, agent, employee or affiliate of such entities is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and the Subsidiaries and, to the knowledge of the Company, their affiliates have conducted their businesses in compliance with the FCPA;

(ggg)      each of the Company and its Subsidiaries, and, to the Company’s knowledge, each of their affiliates and any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company has acted at all times in compliance in all material respects with applicable Export and Import Laws (as defined below) and there are no claims, complaints, charges, investigations or proceedings pending or expected or, to the knowledge of the Company, threatened between the Company or any of its Subsidiaries and any U.S. governmental authority under any Export or Import Laws.  The term “Export and Import Laws” means the Arms Export Control Act, the International Traffic in Arms Regulations, the Export Administration Act of 1979, as amended, the Export Administration Regulations, and all other laws and regulations promulgated thereunder;

(hhh)      neither the Company nor any of its Subsidiaries, nor, to the Company’s knowledge, any of its affiliates or any director, officer, agent or employee of, or other person associated with or acting on behalf of, the Company, is currently subject to any United States sanctions administered by the Office of Foreign Assets Control of the United States Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, partner or joint venture or other person or entity, for the purpose of financing the activities of any person currently subject to any United States sanctions administered by OFAC;

(iii)          the Company is actively taking steps that it reasonably believes will enable it to comply in all material respects with Section 404 of the Sarbanes Oxley Act and currently has no reason to believe that it will not be able to comply with such provisions on their taking effect; and

(jjj)          all grants of Company stock options were validly issued and properly approved by the Company’s Board of Directors in material compliance with all applicable laws and the terms of the plans under which such stock options were issued and were recorded on the Company’s financial statements included or incorporated by reference in the Prospectus in accordance with GAAP.

Each Selling Stockholder, severally and not jointly, represents and warrants to the Underwriters that:

(a)           such Selling Stockholder has full power and authority to enter into this Agreement and the Custody Agreement and Power of Attorney to which it is a party.  All authorizations and consents necessary for the execution and delivery by such Selling Stockholder of the Custody Agreement and Power of Attorney, and for the execution of this Agreement on behalf of such Selling Stockholder, have been given.  Each of the Custody Agreement and Power of Attorney and this Agreement has been duly authorized, executed and delivered by or on behalf of such Selling Stockholder and constitutes a valid and binding agreement of such Selling Stockholder and is enforceable against such Selling Stockholder in accordance with the terms thereof and hereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, and by general equitable principles, and except to the extent that the indemnification and contribution provisions of Section 9 hereof may be limited by federal or state securities laws and public policy considerations in respect thereof;

(b)           such Selling Stockholder now has, and at the Closing Time or the applicable Option Closing Time will have, (i) good and marketable title to the Shares to be sold by such Selling Stockholder hereunder, free and clear of all liens, encumbrances and claims whatsoever (other than pursuant to the Custody Agreement and Power of Attorney), and (ii) full legal right and power, and all authorizations and approvals required by law, to sell, transfer and deliver such Shares to the Underwriters hereunder and to make the representations, warranties and agreements made by such Selling Stockholder herein.  Upon the delivery of and payment for such Shares hereunder, such Selling Stockholder will deliver good and marketable title thereto, free and clear of any pledge, lien, encumbrance, security interest or other claim;

(c)           at the Closing Time or the applicable Option Closing Time, all stock transfer or other taxes (other than income taxes) which are required to be paid in connection with the sale and transfer of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder will have been fully paid or provided for by such Selling Stockholder and all laws imposing such taxes will have been fully complied with;

(d)           the performance of this Agreement and the consummation of the transactions contemplated herein will not conflict with, or result in any breach of, or constitute a default under (nor constitute any event which with notice, lapse of time, or both would constitute a breach of, or default under), (i) any provision of the certificate or articles of incorporation, other charter or similar constitutive documents, or the bylaws of the Selling Stockholder, or (ii) any provision of any license, indenture, mortgage, deed of trust, loan or credit agreement or other agreement or instrument to which the Selling Stockholder is a party or by which it or its properties may be bound or affected, or under any federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Selling Stockholder; or result in the creation or imposition of any lien, charge, claim or encumbrance upon any property or asset of the Selling Stockholder;

(e)           no approval, authorization, consent or order of or filing with any federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency is required in connection with the Selling Stockholder’s execution, delivery and performance of this Agreement, its consummation of the transactions contemplated herein, and its sale and delivery of the Shares to be sold by it, other than (i) such as have been obtained, or will have been obtained at the Closing Time or the relevant Option Closing Time, as the case may be, under the Securities Act and the Exchange Act, (ii) such approvals as have been obtained in connection with the approval of the listing of the Shares on Nasdaq and (iii) any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters;

(f)            such Selling Stockholder is not prompted to sell Shares by any information concerning the Company which is not set forth in the Registration Statement, the Prospectus or the Disclosure Package;

(g)           all material information with respect to such Selling Stockholder contained in each of the Registration Statement, the Prospectus and the Disclosure Package (as amended or supplemented, if the Company shall have filed with the Commission any amendment or supplement thereto) complied and will comply in all material respects with all applicable provisions of the Securities Act and the Securities Act Regulations, contains and will contain all statements of material fact required to be stated therein in accordance with the Securities Act and the Securities Act Regulations, and does not and will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading; provided, however, that the representations and warranties given in this paragraph by each Selling Stockholder only apply to statements or omissions in the Registration Statement, the Prospectus and the Disclosure Package made in reliance upon information furnished to the Company or the Underwriters in writing by or on behalf of such Selling Stockholder expressly for use therein or in connection with this Agreement;

(h)           such Selling Stockholder has not distributed and will not distribute any Free Writing Prospectus, Preliminary Prospectus, the Prospectus or any other offering material in connection with the offering and sale of the Shares, except for any such distribution to which the Representatives have consented in advance; and, except as contemplated by this Agreement, such Selling Stockholder has not taken, directly or indirectly, any action intended, or which might reasonably be expected, to cause or result in, under the Securities Act, the Securities Act Regulations or otherwise, or which has constituted, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares;

(i)            certificates in negotiable form for the Shares to be sold hereunder by such Selling Stockholder have been placed in custody, for the purpose of making delivery of such Shares under this Agreement and under the Custody Agreement and Power of Attorney which appoints Computershare Shareholder Services, Inc., as custodian (the “Custodian”), for such Selling Stockholder; such Selling Stockholder agrees that the Shares represented by the certificates held in custody for him or it under the Custody Agreement and Power of Attorney are for the benefit of and coupled with and subject to the interest hereunder of the Custodian, the Attorneys, the Underwriters, each other Selling Stockholder and the Company; that the arrangements made by such Selling Stockholder for such custody and the appointment of the Custodian and the Attorneys by such Selling Stockholder are irrevocable, except as otherwise provided therein; and that the obligations of such Selling Stockholder hereunder shall not be terminated by operation of law, whether by the death, disability, incapacity or liquidation of any Selling Stockholder or the occurrence of any other event, except as otherwise provided therein; if any Selling Stockholder should die, become disabled or incapacitated or be liquidated or if any other such event should occur before the delivery of the Shares hereunder, certificates for the Shares shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement and actions taken by the Attorneys and the Custodian pursuant to the Custody Agreement and Power of Attorney shall be as valid as if such death, liquidation, incapacity or other event had not occurred, regardless of whether or not the Custodian or the Attorneys, or either of them, shall have received notice thereof;

(j)            such Selling Stockholder does not have any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering contemplated by this Agreement, except for such rights as are described in both the Prospectus and the Disclosure Package under “Shares Eligible for Future Sale;”

(k)           such Selling Stockholder does not have, or has waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares that are to be sold by the Company or any of the other Selling Stockholders to the Underwriters pursuant to this Agreement; and such Selling Stockholder does not own any warrants, options or similar rights to acquire, and does not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus; and

(l)            except as otherwise disclosed to the Underwriters in writing, such Selling Stockholder is not a member of or an affiliate of or associated with any member of the NASD.

In addition to the representations and warranties of the Selling Stockholders above, each of William P. Angrick, III, and Jaime Mateus-Tique (each, a “Founder Selling Stockholder”), severally and not jointly, represents and warrants to the Underwriters that such Founder Selling Stockholder (i) has carefully reviewed the representations and warranties contained in this Agreement and has no reason to believe that such representations and warranties are untrue or incorrect and (ii) is familiar with the Registration Statement, the Prospectus and the Disclosure Package and has no knowledge of any material fact, condition or information not disclosed in the Registration Statement, the Prospectus or the Disclosure Package which has had or would reasonably be expected to have a Material Adverse Effect.

4.                                       Certain Covenants:

The Company hereby agrees with each Underwriter:

(a)           to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such jurisdictions (both domestic and foreign) as the Representatives may designate and to maintain such qualifications in effect as long as requested by the Representatives for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such jurisdiction (except service of process with respect to the offering and sale of the Shares);

(b)           if, at the time this Agreement is executed and delivered, it is necessary for a post-effective amendment to the Registration Statement to be declared effective, the Company will use its reasonable best efforts to cause such post-effective amendment to become effective as soon as possible and will advise the Representatives promptly and, if requested by the Representatives, will confirm such advice in writing, when such post-effective amendment has become effective;

(c)           to prepare the Prospectus in a form approved by the Underwriters and file such Prospectus (or a term sheet as permitted by Rule 434) with the Commission pursuant to Rule 424(b) under the Securities Act not later than 10:00 a.m. (New York City time), on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree and to furnish promptly (and with respect to the initial delivery of such Prospectus, not later than 10:00 a.m. (New York City time) on the day following the execution and delivery of this Agreement or on such other day as the parties may mutually agree) to the Underwriters copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) in such quantities and at such locations as the Underwriters may reasonably request for the purposes contemplated by the Securities Act Regulations, which Prospectus and any amendments or supplements thereto furnished to the Underwriters will be identical to the version created to be transmitted to the Commission for filing via EDGAR, except to the extent permitted by Regulation S-T;

(d)           to advise the Representatives promptly and (if requested by the Representatives) to confirm such advice in writing, when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective under the Securities Act Regulations;

(e)           to furnish a copy of each proposed Free Writing Prospectus to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives prior to referring to, using or filing with the Commission any Free Writing Prospectus pursuant to Rule 433(d) under the Securities Act, other than the Issuer Free Writing Prospectuses, if any, identified in Schedule III hereto;

(f)            to comply with the requirements of Rules 164 and 433 of the Securities Act Regulations applicable to any Issuer Free Writing Prospectus, including timely filing with the Commission, legending and record keeping, as applicable;

(g)           to advise the Representatives immediately, confirming such advice in writing, of (i) the receipt of any comments from, or any request by, the Commission for amendments or supplements to the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or for additional information with respect thereto, or (ii) the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending the use of the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, or of the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or of the initiation or threatening of any proceedings for any of such purposes and, if the Commission or any other government agency or authority should issue any such order, to make every reasonable effort to obtain the lifting or removal of such order as soon as possible; to advise the Representatives promptly of any proposal to amend or supplement the Registration Statement, the Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus and to file no such amendment or supplement to which the Representatives shall reasonably object in writing;

(h)           to furnish or make available to the Underwriters for a period of three years from the date of this Agreement (i) as soon as available, copies of all annual, quarterly and current reports or other communications supplied to holders of shares of Common Stock and (ii) as soon as practicable after the filing thereof, copies of all reports filed by the Company with the Commission, the NASD or any securities exchange;

(i)            to advise the Underwriters promptly of the happening of any event or development known to the Company within the time during which a Prospectus relating to the Shares (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is required to be delivered under the Securities Act Regulations which, in the judgment of the Company or in the reasonable opinion of the Representatives or counsel for the Underwriters, (i) would require the making of any change in the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package would not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, (ii) as a result of which any Issuer Free Writing Prospectus conflicted or would conflict with the information contained in the Registration Statement relating to the Shares, or (iii) if it is necessary at any time to amend or supplement the Prospectus or the Disclosure Package to comply with any law and, during such time, to promptly prepare and furnish to the Underwriters copies of the proposed amendment or supplement before filing any such amendment or supplement with the Commission and thereafter promptly furnish at the Company’s own expense to the Underwriters and to dealers, copies in such quantities and at such locations as the Representatives may from time to time reasonably request of an appropriate amendment or supplement to the Prospectus or the Disclosure Package so that the Prospectus or the Disclosure Package as so amended or supplemented will not, in the light of the circumstances when it (or in lieu thereof the notice referred to in Rule 173(a) under the Securities Act Regulations) is so delivered, be misleading or, in the case of any Issuer Free Writing Prospectus, conflict with the information contained in the Registration Statement, or so that the Prospectus or the Disclosure Package will comply with the law;

(j)            to file promptly with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free

Writing Prospectus that, in the judgment of the Company or the Representatives, is required by the Securities Act or requested by the Commission;

(k)           prior to filing with the Commission any amendment or supplement to the Registration Statement, any Preliminary Prospectus, the Prospectus or any Issuer Free Writing Prospectus, to furnish a copy thereof to the Representatives and counsel for the Underwriters and obtain the consent of the Representatives to the filing, which consent will not be unreasonably withheld;

(l)            to furnish promptly to each Representative a signed copy of the Registration Statement, as initially filed with the Commission, and of all amendments or supplements thereto (including all exhibits filed therewith or incorporated by reference therein) and such number of conformed copies of the foregoing as the Representatives may reasonably request;

(m)          to apply the net proceeds of the sale of the Shares in accordance with its statements under the caption “Use of Proceeds” in the Prospectus and the Disclosure Package;

(n)           to make generally available to its security holders and to deliver to the Representatives as soon as practicable, but in any event not later than the end of the fiscal quarter first occurring after the first anniversary of the effective date of the Registration Statement an earnings statement complying with the provisions of Section 11(a) of the Securities Act (in form, at the option of the Company, complying with the provisions of Rule 158 of the Securities Act Regulations,) covering a period of 12 months beginning after the effective date of the Registration Statement;

(o)           to use its best efforts to maintain the listing of the Shares on Nasdaq and to file with Nasdaq all documents and notices required by Nasdaq of companies that have securities that are listed on Nasdaq;

(p)           to engage and maintain, at its expense, a registrar and transfer agent for the Shares;

(q)           to refrain during a period of 90 days from the date of the Prospectus (the “Lock-Up Period”), without the prior written consent of the Representatives, from, directly or indirectly, (i) offering, pledging, selling, contracting to sell, selling any option or contract to purchase, purchasing any option or contract to sell, granting any option for the sale of, or otherwise disposing of or transferring, (or entering into any transaction or device which is designed to, or would be expected to, result in the disposition by any person at any time in the future of), any share of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, or filing any registration statement under the Securities Act with respect to any of the foregoing (other than a registration statement on Form S-8), or (ii) entering into any swap or any other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of the Common Stock, whether any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of Common Stock or such other securities, in cash or otherwise.  The foregoing sentence shall not apply to (A) the Shares to be sold hereunder, (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant outstanding on the date hereof or (C) the grant of any shares of restricted stock or options to purchase Common Stock, or the issuance of shares of Common Stock upon exercise of options, pursuant to any stock plan described in the Prospectus; provided, that the vesting period for any restricted stock or options issued pursuant to any such stock plan must be at least as long as the remainder of the Lock-Up Period and that the Company agrees not to waive any such vesting period;

(r)            not to, and to use its reasonable best efforts to cause its officers, directors and affiliates not to, (i) take, directly or indirectly prior to termination of the underwriting syndicate contemplated by this Agreement, any action designed to stabilize or manipulate the price of any security of the Company, or which may cause or result in, or which might in the future reasonably be expected to cause or result in, the stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of any of the Shares, (ii) sell, bid for, purchase or pay anyone any compensation for soliciting purchases of the Shares or (iii) pay or agree to pay to any person (other than the Underwriters) any compensation for soliciting any order to purchase any other securities of the Company;

(s)           to cause each officer and director of the Company and each Selling Stockholder who will continue to be a stockholder of the Company following the offering of Shares contemplated hereunder, to furnish to the Representatives, prior to the Closing Time, lock-up letters, substantially in the form of Exhibit B hereto; and

(t)            that the Company will comply with all of the provisions of any undertakings in the Registration Statement.

Each Selling Stockholder, severally and not jointly, hereby agrees with each Underwriter:

(a)           to deliver to the Representatives prior to the Closing Time a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States person, within the meaning of the Code) or Form W-9 (if the Selling Stockholder is a United States person, within the meaning of the Code);

(b)           if, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus and the Disclosure Package has been completed, as determined by the Representatives, such Selling Stockholder has knowledge or becomes aware of the occurrence of any event as a result of which the Registration Statement, as then amended, would include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading or the Prospectus or the Disclosure Package, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representatives;

(c)           to deliver to the Company or the Underwriters such documentation as the Company or the Underwriters or any of their respective counsel may reasonably request in order to effectuate any of the provisions of this Agreement; and

(d)           to not prepare or have prepared on its behalf or use or refer to any Free Writing Prospectus and to not distribute any written materials in connection with the offer or sale of the Shares.

Each of the Underwriters covenants and agrees, severally and not jointly, as follows:

(a)           it has not and will not use, authorize use of, refer to, or participate in the planning for use of, any Free Writing Prospectus other than (i) a Free Writing Prospectus that contains no “issuer information” (as defined in Rule 433(h)(2) under the Securities Act) that was not included in the Disclosure Package, or (ii) any Free Writing Prospectus approved by the Company in advance in writing;

(b)           it will not distribute any Free Writing Prospectus referred to in clause (a)(i) in a manner reasonably designed to lead to its broad, unrestricted dissemination; and

(c)           it will, pursuant to reasonable procedures developed in good faith, retain copies of each Free Writing Prospectus used or referred to by it, to the extent required by Rule 433 under the Securities Act.

5.                                       Payment of Expenses:

(a)           The Company agrees to pay all costs and expenses incident to the  performance of its obligations under this Agreement, whether or not the transactions contemplated hereunder are consummated or this Agreement is terminated, including expenses, fees and taxes in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, any Issuer Free Writing Prospectus and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the preparation, issuance and delivery of the certificates for the Shares to the Underwriters, including any stock or other transfer taxes or duties payable upon the sale of the Shares to the Underwriters, (iii) the printing of this Agreement and any dealer agreements and furnishing of copies of each to the Underwriters and to dealers (including costs of mailing and shipment), (iv) the qualification of the Shares for offering and sale under state laws that the Company and the Representatives have mutually agreed are appropriate and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel for the Underwriters and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers (provided, however, that the aggregate expenses and fees in connection with this subsection (iv) and subsection (v) below shall not exceed $30,000 without the prior written consent of the Company, which consent will not be unreasonably withheld), (v) filing for review of the public offering of the Shares by the NASD (including the legal fees and filing fees and other disbursements of counsel for the Underwriters relating thereto), (vi) the fees and expenses of any transfer agent or registrar for the Shares and miscellaneous expenses referred to in the Registration Statement, (vii) the fees and expenses incurred in connection with the listing of the Shares on Nasdaq and (viii) making road show presentations with respect to the offering of the Shares (but excluding the costs and expenses of travel and accommodations for all but up to two persons from the Underwriters).  Upon the request of the Representatives, the Company will provide funds in advance for filing fees.

(b)           Except as provided in subsections (a), (c) or (d), the Underwriters will pay their own out-of-pocket expenses in connection with the performance of their activities under this Agreement, including, but not limited to, costs such as printing, facsimile, courier service, direct computer expenses, accommodations and travel, and the fees and expenses of the Underwriters’ outside legal counsel and any other advisors, accountants, appraisers, etc. (other than the fees and expenses of counsel with respect to state securities or blue sky laws and obtaining the filing for review of the public offering of the Shares by the NASD, which shall be reimbursed by the Company pursuant to the provisions of subsection (a) above).

(c)           The Company agrees with each Underwriter to pay (directly or by reimbursement) all fees and expenses incident to the performance of the Selling Stockholders’ obligations under this Agreement which are otherwise specifically provided for herein, including, but not limited to, (i) fees and expenses of counsel and other advisors for such Selling Stockholders, (ii) fees and expenses of the Custodian and (iii) expenses and taxes incident to the sale and delivery of the Shares to be sold by such Selling Stockholder to the Underwriters hereunder (which taxes, if any, may be deducted by the Custodian).

(d)           If this Agreement shall be terminated by the Underwriters, or any of them, because of any failure or refusal on the part of the Company or the Selling Stockholders to comply with the terms or to fulfill any of the conditions of this Agreement, or if for any reason the Company or the Selling Stockholders shall be unable to perform their obligations under this Agreement, the Company will reimburse the Underwriters or such Underwriters as have so terminated this Agreement with respect to themselves, severally, for all reasonable and actual out-of-pocket expenses (such as printing, facsimile, courier service, direct computer expenses, accommodations, travel and the fees and disbursements of Underwriters’ counsel, and any other advisors, accountants, appraisers, etc. reasonably incurred by such Underwriters in connection with this Agreement or the transactions contemplated herein).

6.                                       Conditions of the Underwriters’ Obligations:

The obligations of the Underwriters hereunder to purchase Shares at the Closing Time or at each Option Closing Time, as applicable, are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders hereunder and under the Custody Agreement and Power of Attorney on the date hereof and at the Closing Time and at each Option Closing Time, as applicable, the performance by the Company and the Selling Stockholders of their respective obligations hereunder and under the Custody Agreement and Power of Attorney and to the satisfaction of the following further conditions at the Closing Time or at each Option Closing Time, as applicable:

(a)           The Company shall furnish to the Underwriters at the Closing Time and at each Option Closing Time an opinion of Gibson, Dunn & Crutcher LLP, counsel for the Company and the Subsidiaries, addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance substantially as set forth on Attachment I hereto.

(b)           Each Selling Stockholder shall furnish to the Underwriters at the Closing Time and at each Option Closing Time (to the extent such Selling Stockholder is selling the Shares at such Option Closing Time) an opinion of Gibson, Dunn & Crutcher LLP addressed to the Underwriters and dated the Closing Time and each Option Closing Time and in form and substance substantially as set forth on Attachment II hereto.  In addition, ABS Capital Partners IV Offshore, L.P. and ABS Capital Partners IV Special Offshore, L.P. (the “ABS Offshore Entities”) shall furnish to the Underwriters at the Closing Time an opinion of Maples and Calder addressed to the Underwriters and dated the Closing Time and in form and substance substantially as set forth on Attachment III hereto.

(c)           On the date of this Agreement and at the Closing Time and each Option Closing Time (if applicable), the Representatives shall have received from Ernst & Young LLP, letters dated the respective dates of delivery thereof and addressed to the Representatives, in form and substance satisfactory to the Representatives, containing statements and information of the type specified in AU Section 634 “Letters for Underwriters and Certain other Requesting Parties” issued by the American Institute of Certified Public Accountants with respect to the financial statements, including any pro forma financial statements, and certain financial information of the Company and the Subsidiaries included in the Registration statement, the Prospectus and the Disclosure Package, and such other matters customarily covered by comfort letters issued in connection with registered public offerings; provided that the letters delivered at the Closing Time and each Option Closing Time (if applicable) shall use a “cut-off” date no more than three business days prior to such Closing Time or such Option Closing Time, as the case may be.

(d)           The Representatives shall have received at the Closing Time and at each Option Closing Time the opinion of King & Spalding LLP, dated the Closing Time or such Option Closing Time, addressed to the Representatives and in form and substance satisfactory to the Representatives.

(e)           The Registration Statement shall have become effective not later than 5:00 p.m., New York City time, on the date of this Agreement, or such later time and date as the Representatives shall approve.

(f)            No amendment or supplement to the Registration Statement, the Prospectus or any document in the Disclosure Package shall have been filed to which the Underwriters shall have reasonably objected in writing.

(g)           Prior to the Closing Time and each Option Closing Time (i) no stop order suspending the effectiveness of the Registration Statement or any order preventing or suspending the use of the Prospectus or any document in the Disclosure Package shall have been issued, and no proceedings for such purpose shall have been initiated or threatened, by the Commission, and no suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the initiation or threatening of any proceedings for any of such purposes, has occurred; (ii) all requests for additional information on the part of the Commission shall have been complied with to the reasonable satisfaction of the Representatives; and (iii) the Registration Statement shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iv) the Prospectus and the Disclosure Package shall not contain an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(h)           All filings with the Commission required by Rule 424 under the Securities Act to have been filed by the Closing Time shall have been made within the applicable time period prescribed for such filing by such Rule.

(i)            Between the time of execution of this Agreement and the Closing Time or the relevant Option Closing Time there shall not have been (i) any Material Adverse Change, and (ii) no transaction which is material and unfavorable to the Company shall have been entered into by the Company or any of the Subsidiaries, in each case, which in the Representatives’ sole judgment, makes it impracticable or inadvisable to proceed with the public offering of the Shares as contemplated by the Registration Statement.

(j)            The Shares shall have been approved for listing on Nasdaq.

(k)           The NASD shall not have raised any objection with respect to the fairness and reasonableness of  the underwriting terms and arrangements.

(l)            The Representatives shall have received lock-up agreements as contemplated by Section 4 of this agreement, and such letter agreements shall be in full force and effect.

(m)          The Company will, at the Closing Time and at each Option Closing Time, deliver to the Underwriters a certificate of its (i) Chairman of the Board and Chief Executive Officer, (ii) President and Chief Operating Officer, and (iii) Chief Financial Officer and Treasurer, to the effect that:

(i)                                     the representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Time or any Option Closing Time, as applicable, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the Closing Time or any Option Closing Time, as applicable;

(ii)                                  no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto has been issued and no proceedings for that purpose have been instituted or are pending or threatened under the Securities Act;

(iii)                               the signers of such certificate have carefully examined the Registration Statement, the Prospectus, the Disclosure Package, any amendment or supplement thereto, and this Agreement, and that when the Registration Statement became effective and at all times subsequent thereto up to the Closing Time or any Option Closing Time, as applicable, the Registration Statement, the Prospectus and the Preliminary Prospectus, and any amendments or supplements thereto, contained all material information required to be included therein by the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be, and in all material respects conformed to the requirements of the Securities Act or the Exchange Act and the applicable rules and regulations of the Commission thereunder, as the case may be; the Registration Statement and any amendments thereto, did not and, as of the Closing Time or any Option Closing Time, as applicable, does not contain an untrue statement of a material fact or omit to state a material fact required to be stated herein or necessary to make the statements therein not misleading and the Prospectus and the Disclosure Package, and any amendments or supplements thereto, did not and as of the Closing Time or any Option Closing Time, as applicable, do not include any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in an amendment or supplement to the Prospectus or the Disclosure Package which has not been so set forth; and

(iv)                              subsequent to the respective dates as of which information is given in the Registration Statement, the Prospectus and the Disclosure Package, there has not been any Material Adverse Change.

(n)           Each Selling Stockholder will, at the Closing Time and at each Option Closing Time (to the extent such Selling Stockholder is selling the Shares at such Option Closing Time), deliver to the Underwriters a certificate, to the effect that:

(i)                                     the representations and warranties of such Selling Stockholder set forth in this Agreement and in the Custody Agreement and Power of Attorney are true and correct as of such date; and

(ii)                                  such Selling Stockholder has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied hereunder and under the Custody Agreement and Power of Attorney at or prior to the date hereof.

(o)           The Company and the Selling Stockholders, as applicable, shall have furnished to the Underwriters such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement, the Prospectus and the Disclosure Package, the representations, warranties and statements of the Company contained herein and in the Custody Agreement and Power of Attorney, and the performance by the Company and the Selling Stockholders of their respective covenants contained herein and therein, and the fulfillment of any conditions contained herein or therein, as of the Closing Time or any Option Closing Time, as the Underwriters may reasonably request.

7.                                       Termination:

The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of the Representatives, at any time prior to the Closing Time or any Option Closing Time, (i) if any of the conditions specified in Section 6 shall not have been fulfilled when and as required by this Agreement to be fulfilled, or (ii) if there has been since the respective dates as of which information is given in the Registration Statement, the Prospectus or the Disclosure Package, any Material Adverse Change, or any development involving a prospective Material Adverse Change, or material change in management of the Company or any Subsidiary, whether or not arising in the ordinary course of business, or (iii) if there has occurred any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic, political or other conditions, the effect of which on the United States or international financial markets is such as to make it, in the judgment of the Representatives, impracticable to market the Shares in the manner and on the terms described in the Disclosure Package or the Prospectus or enforce contracts for the sale of the Shares, or (iv) if trading in any securities of the Company has been suspended by the Commission, by Nasdaq or in the over the counter market, or if trading generally on the New York Stock Exchange, the American Stock Exchange or Nasdaq has been suspended (including an automatic halt in trading pursuant to market-decline triggers, other than those in which solely program trading is temporarily halted), or limitations on prices for trading (other than limitations on hours or numbers of days of trading) have been fixed, or maximum ranges for prices for securities have been required, by such exchange or by order of the Commission or any other governmental authority, or (v) any federal, state, local or foreign statute, regulation, rule or order of any court or other governmental authority has been enacted, published, decreed or otherwise promulgated which, in the reasonable judgment of the Representatives, materially adversely affects or will materially adversely affect the business or operations of the Company, or (vi) any action has been taken by any federal, state, local or foreign government or agency in respect of its monetary or fiscal affairs which, in the reasonable judgment of the Representatives, has a material adverse effect on the securities markets in the United States.

If the Representatives elect to terminate this Agreement as provided in this Section 7, the Company and the Underwriters shall be notified promptly by telephone, promptly confirmed by facsimile.

If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders shall be unable to comply in all material respects with any of the terms of this Agreement, the Company and the Selling Stockholders shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 5 and 9 hereof) and the Underwriters shall be under no obligation or liability to the Company or the Selling Stockholders under this Agreement (except to the extent provided in Section 9 hereof) or to one another hereunder.

8.                                       Increase in Underwriters’ Commitments:

If any Underwriter shall default at the Closing Time or on any Option Closing Time in its obligation to take up and pay for the Shares to be purchased by it under this Agreement on such date, the Representatives shall have the right, within 36 hours after such default, to make arrangements for one or more of the non-defaulting Underwriters, or any other underwriters, to purchase all, but not less than all, of the Shares which such Underwriter shall have agreed but failed to take up and pay for (the “Defaulted Shares”).  Absent the completion of such arrangements within such 36-hour period, (i) if the total number of Defaulted Shares does not exceed 10% of the total number of Shares to be purchased on such date, each non-defaulting Underwriter shall take up and pay for (in addition to the number of Shares which it is otherwise obligated to purchase on such date pursuant to this Agreement) the portion of the total number of Shares agreed to be purchased by the defaulting Underwriter on such date in the proportion that its underwriting obligations hereunder bears to the underwriting obligations of all non-defaulting Underwriters; and (ii) if the total number of Defaulted Shares exceeds 10% of such total number of Shares to be purchased on such date, the Representatives may terminate this Agreement by notice to the Company, without liability of any party to any other party except that the provisions of Sections 5 and 9 hereof shall at all times be effective and shall survive such termination; provided, however, that nothing herein will relieve a defaulting Underwriter from liability for its default.

Without relieving any defaulting Underwriter from its obligations hereunder, the Company agrees with the non-defaulting Underwriters that it will not sell any Shares hereunder on such date unless all of the Shares to be purchased on such date are purchased on such date by the Underwriters (or by substituted Underwriters selected by the Representatives with the approval of the Company or selected by the Company with the approval of the Representatives).

If a new Underwriter or Underwriters are substituted for a defaulting Underwriter in accordance with the foregoing provision, the Company or the non-defaulting Underwriters shall have the right to postpone the Closing Time or the relevant Option Closing Time for a period not exceeding five business days in order that any necessary changes in the Registration Statement, the Preliminary Prospectus and the Prospectus and other documents, as applicable, may be effected.

The term “Underwriter” as used in this Agreement shall refer to and include any Underwriter substituted under this Section 8 with the same effect as if such substituted Underwriter had originally been named in this Agreement.

9.                                       Indemnity and Contribution by the Company, the Founder Selling Stockholders and the Underwriters:

(a)           The Company and each Founder Selling Stockholder, jointly and severally, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers and employees of each Underwriter, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), any Issuer Free Writing Prospectus, the Preliminary Prospectus, Disclosure Package or the Prospectus (the terms Preliminary Prospectus and Prospectus for the purpose of this Section 9 being deemed to include any such Preliminary Prospectus or Prospectus as amended or supplemented by the Company), (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Preliminary Prospectus, Disclosure Package or Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; except insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use in such Registration Statement, Preliminary Prospectus, Disclosure Package or Prospectus; provided, however, that the indemnity agreement contained in this subsection shall not require any Founder Selling Stockholder to indemnify the Underwriters for in excess of the net proceeds received by such Founder Selling Stockholder as a result of the offering contemplated by this Agreement.  The indemnity agreement set forth in this Section 9(a) shall be in addition to any liability which the Company or the Founder Selling Stockholders may otherwise have.

(b)           Each Selling Stockholder other than the Founder Selling Stockholders (the “Non-Founder Selling Stockholders”), severally and not jointly, agrees to indemnify, defend and hold harmless each Underwriter and any person who controls any Underwriter within the meaning of Section 15 of  the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers and employees of each Underwriter, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, any such Underwriter or controlling person may incur under the Securities Act, the Exchange Act or otherwise, insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), Preliminary Prospectus or Prospectus, Disclosure Package, any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, or the Prospectus, (B) any omission or alleged omission to state a material fact required to be stated in such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Disclosure Package, Preliminary Prospectus or Prospectus, of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading; but only insofar as any such loss, expense, liability, damage or claim arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission of a material fact contained in and in conformity with information furnished in writing by such Non-Founder Selling Stockholder to the Company expressly for use in such Registration Statement, Issuer Free Writing Prospectus, Disclosure Package, Preliminary Prospectus or Prospectus; provided, however, that the indemnity agreement contained in this subsection (b) shall not require any such Non-Founder Selling Stockholder to indemnify the Underwriters for in excess of the net proceeds received by such Non-Founder Selling Stockholder as a result of the offering contemplated by this Agreement.  The indemnity agreement set forth in this Section 9(b) shall be in addition to any liabilities that the Non-Founder Selling Stockholders may otherwise have.

If any action is brought against an Underwriter or controlling person in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to subsection (a) above or subsection (b) above, such Underwriter shall promptly notify the Company or such Selling Stockholder, as applicable, in writing of the institution of such action, and the Company or such Selling Stockholder, as applicable, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Company or such Selling Stockholder, as applicable, will not relieve the Company or such Selling Stockholder, as applicable, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay.  Such Underwriter or controlling person shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Underwriter or such controlling person unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder, as applicable, in connection with the defense of such action, or the Company or such Selling Stockholder, as applicable, shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Company or such Selling Stockholder, as applicable (in which case neither the Company nor such Selling Stockholder shall have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the Company or the Selling Stockholder, as applicable, and paid as incurred (it being understood, however, that neither the Company nor any Selling Stockholder shall be liable for the expenses of more than one separate firm of attorneys for the Underwriters or controlling persons in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).  Anything in this paragraph to the contrary notwithstanding, neither the Company nor any Selling Stockholder shall be liable for any settlement of any such claim or action effected without its consent.

(c)           Each Underwriter agrees, severally and not jointly, to indemnify, defend and hold harmless the Company and each Selling Stockholder, the Company’s directors, the Company’s officers that signed the Registration Statement, and any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any loss, expense, liability, damage or claim (including the reasonable cost of investigation) which, jointly or severally, the Company, the Selling Stockholder or any such person may incur under the Securities Act, the Exchange Act or otherwise, but only insofar as such loss, expense, liability, damage or claim arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company), any Issuer Free Writing Prospectus that the Company has filed or was required to file with the Commission, the Preliminary Prospectus, Disclosure Package or the Prospectus, (B) any omission or alleged omission to state a material fact required to be stated in any such Registration Statement, or necessary to make the statements made therein not misleading, or (C) any omission or alleged omission from any such Issuer Free Writing Prospectus, Preliminary Prospectus, Disclosure Package or Prospectus of a material fact necessary to make the statements made therein, in the light of the circumstances under which they were made, not misleading, but in each case only insofar as such untrue statement or alleged untrue statement or omission or alleged omission was made in such Registration Statement, Issuer Free Writing Prospectus, Preliminary Prospectus, Disclosure Package or Prospectus in reliance upon and in conformity with information furnished in writing by the Underwriters through the Representatives to the Company expressly for use therein.  The statements set forth in the table in the first paragraph and in the third, ninth, tenth, twelfth and thirteenth paragraphs under the caption “Underwriting” in the Preliminary Prospectus, the Disclosure Package and the Prospectus (to the extent such statements relate to the Underwriters) constitute the only information furnished by or on behalf of any Underwriter through the Representatives to the Company for purposes of Section 3(m), Section 3(n) and Section 3(o) and this Section 9.  The indemnity agreement set forth in this Section 9(c) shall be in addition to any liabilities that such Underwriter may otherwise have.

If any action is brought against the Company, any Selling Stockholder or any such person in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, the Company, the Selling Stockholder or such person shall promptly notify the Representatives in writing of the institution of such action and the Representatives, on behalf of the Underwriters, shall assume the defense of such action, including the employment of counsel and payment of expenses; provided, however, that any failure or delay to so notify the Representatives will not relieve the Representatives, on behalf of the Underwriters, of any obligation hereunder, except to the extent that its ability to defend is actually impaired by such failure or delay.  The Company, the Selling Stockholder or such person shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of the Company, the Selling Stockholder or such person unless the employment of such counsel shall have been authorized in writing by the Representatives in connection with the defense of such action or the Representatives shall not have employed counsel to have charge of the defense of such action within a reasonable time or such indemnified party or parties shall have reasonably concluded (based on the advice of counsel) that there may be defenses available to it or them which are different from or additional to those available to the Underwriters (in which case the Representatives shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that the Underwriters shall not be liable for the expenses of more than one separate firm of attorneys in any one action or series of related actions in the same jurisdiction (other than local counsel in any such jurisdiction) representing the indemnified parties who are parties to such action).  Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of the Representatives.

(d)           If the indemnification provided for in this Section 9 is unavailable or insufficient to hold harmless an indemnified party under subsections (a), (b) and (c) of this Section 9 in respect of any losses, expenses, liabilities, damages or claims referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities, damages or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares pursuant to this Agreement or (ii) if (but only if) the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and of the Selling Stockholders, on the one hand, and of the Underwriters, on the other hand, in connection with the statements or omissions which resulted in such losses, expenses, liabilities, damages or claims, as well as any other relevant equitable considerations.  The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company or the Selling Stockholders, as applicable, bear to the underwriting discounts and commissions received by the Underwriters.  The relative fault of the Company, of the Selling Stockholders and of the Underwriters shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company and by the Selling Stockholders, on the one hand, or by the Underwriters, on the other hand, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.  The amount paid or payable by a party as a result of the losses, claims, damages and liabilities referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

(e)           The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in subsection (d)(i) and, if applicable (ii), above.  Notwithstanding the provisions of this Section 9, no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and no Selling Stockholder shall be required to contribute any amount in excess of the net proceeds received by such Selling Stockholder as a result of the offering contemplated by this Agreement.  No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.  The Underwriters’ obligations to contribute pursuant to this Section 9 are several in proportion to their respective underwriting commitments and not joint.  The Selling Stockholders’ obligations to contribute pursuant to this Section 9 are several in proportion to the respective portion of the aggregate net proceeds received by the Selling Stockholders and not joint.

10.                                 Survival:

The indemnity and contribution agreements contained in Section 9 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in Sections 3, 4 and 5 of this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and the respective directors, officers and employees of each Underwriter, or by or on behalf of the Company, its directors and officers, the Selling Stockholders or any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the sale and delivery of the Shares.  The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company’s officers and directors, in connection with the sale and delivery of the Shares, or in connection with the Registration Statement or Prospectus.

11.                                 Duties:

Nothing in this Agreement shall be deemed to create a partnership, joint venture or agency relationship between the parties.  The Underwriters undertake to perform such duties and obligations only as expressly set forth herein.  Such duties and obligations of the Underwriters with respect to the Shares shall be determined solely by the express provisions of this Agreement, and the Underwriters shall not be liable except for the performance of such duties and obligations with respect to the Shares as are specifically set forth in this Agreement.  Each of  the Company and the Selling Stockholders acknowledges and agrees that: (i) the purchase and sale of the Shares pursuant to this Agreement, including the determination of the public offering price of the Shares and any related discounts and commissions, is an arm’s-length commercial transaction between the Company and the Selling Stockholders, on the one hand, and the several Underwriters, on the other hand, and the Company and the Selling Stockholders are capable of evaluating and understanding and understand and accept the terms, risks and conditions of the transactions contemplated by this Agreement; (ii) in connection with each transaction contemplated hereby and the process leading to such transaction each Underwriter is and has been acting solely as a principal and is not the financial advisor, agent or fiduciary of the Company, the Selling Stockholders or their respective affiliates, stockholders, creditors or employees or any other party; (iii) no Underwriter has assumed or will assume an advisory, agency or fiduciary responsibility in favor of the Company or the Selling Stockholders with respect to any of the transactions contemplated hereby or the process leading thereto (irrespective of whether such Underwriter has advised or is currently advising the Company or the Selling Stockholders on other matters); and (iv) the several Underwriters and their respective affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Company and the Selling Stockholders and that the several Underwriters have no obligation to disclose any of such interests.  The Company and each Selling Stockholder acknowledges that the Underwriters disclaim any implied duties (including any fiduciary duty), covenants or obligations arising from the Underwriters’ performance of the duties and obligations expressly set forth herein.  The Company and the Selling Stockholders agree that they will not claim that the Underwriters, or any of them, has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to the Company or any Selling Stockholder, in connection with such transaction or the process leading thereto.

12.                                 Notices:

Except as otherwise herein provided, all statements, requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered to Friedman, Billings, Ramsey & Co., Inc., 1001 19th Street North, Arlington, Virginia 22209, Attention: Syndicate Department; if to the Company, shall be sufficient in all respects if delivered to the Company at the offices of the Company at 1920 L Street N.W., 6th Floor, Washington D.C. 20036, Attention: James E. Williams; or if to a Selling Stockholder, c/o the Company at 1920 L Street N.W., 6th Floor, Washington D.C. 20036, Attention: James M. Rallo.

13.                                 Governing Law; Headings:

THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.  The section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

14.                                 Parties at Interest:

The Agreement herein set forth has been and is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors and officers referred to in Sections 9 and 10 hereof, and their respective successors, assigns, executors and administrators.  No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

15.                                 Counterparts and Facsimile Signatures:

This Agreement may be signed by the parties in counterparts which together shall constitute one and the same agreement among the parties.  A facsimile signature shall constitute an original signature for all purposes.

[Remainder of the page intentionally left blank.]

If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this Agreement shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters.

Very truly yours,

LIQUIDITY SERVICES, INC.

By:
By: William P. Angrick, III
Title: Chairman and Chief Executive Officer

ABS CAPITAL PARTNERS IV, L.P.
ABS CAPITAL PARTNERS IV-A, L.P.
ABS CAPITAL PARTNERS IV OFFSHORE, L.P.
ABS CAPITAL PARTNERS IV SPECIAL OFFSHORE, L.P.
By: ABS Partners IV, L.L.C.
Its: General Partner

By:
Name: Phillip A. Clough
Title: Managing Member

OTHER SELLING STOCKHOLDERS LISTED
ON SCHEDULE I ATTACHED HERETO

	By:	William P. Angrick, III

Attorney-in-Fact

Accepted and agreed to as
of the date first above written:

FRIEDMAN, BILLINGS, RAMSEY & CO., INC.

By:
Title:

CIBC WORLD MARKETS CORP.

By:
Title:

RBC CAPITAL MARKETS CORPORATION

By:
Title:

For themselves and as Representatives of the other
Underwriters named on Schedule II hereto.

Schedule I

Name of Party Selling Shares	Number of Initial Shares to be Sold	Number of Option Shares to be Sold

Total

Schedule II

Underwriter	Number of Initial Shares to be Purchased

Friedman, Billings, Ramsey & Co., Inc.

CIBC World Markets Corp.

RBC Capital Markets Corporation

Cantor Fitzgerald & Co.

Lazard Capital Markets LLC

Oppenheimer & Co. Inc.

Stifel, Nicolaus & Company, Inc.

Total

Schedule III

Issuer Free Writing Prospectuses

None.

Schedule IV

Offering Size :
NASDAQ Symbol:	LQDT

Offer Price:	[_____]
Gross Spread :	[_____]
Selling Concession :	[_____]
Underwriting Fee :	[_____]
Management Fee:	[_____]
Reallowance :	[_____]

Trade Date :	[_____]
Settlement Date :	[_____]
Cusip :	53635B107

Exhibit A

Selling Stockholder Documents

Liquidity Services, Inc.

Public Offering of Common Stock

IRREVOCABLE POWER OF ATTORNEY OF SELLING STOCKHOLDER

William P. Angrick, III

James M. Rallo

Liquidity Services, Inc.

1920 L Street N.W.

6th Floor

Washington, D.C. 20036

Dear Sirs:

The undersigned stockholder of Liquidity Services, Inc., a Delaware corporation (the “Company”), understands that it is contemplated that certain stockholders of the Company, including the undersigned (the “Selling Stockholders”), will sell Common Stock, $0.001 par value (the “Common Stock”), of the Company to certain underwriters (the “Underwriters”) represented by Friedman, Billings, Ramsey & Co., Inc. (“FBR”), CIBC World Markets Corp. and RBC Capital Markets Corporation (the “Representatives”) pursuant to the Underwriting Agreement referred to below, and that the Underwriters propose to offer and sell such Common Stock (the “Offering”) to the public. The undersigned also understands that, in connection with such offer and sale, the Company has filed a Registration Statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) to register the shares to be sold in the Offering under the Securities Act of 1933.

Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement in substantially the form attached as Annex I (the “Custody Agreement”) pursuant to which certificates for shares of the Company’s Common Stock representing at least the number of shares of Common Stock to be sold by the undersigned as set forth opposite the signature of the undersigned at the end of this instrument, are being deposited with Computershare Shareholder Services, Inc., as custodian (the “Custodian”).

(1)           In connection with the foregoing, the undersigned hereby irrevocably constitutes and appoints William P. Angrick, III and James M. Rallo as attorneys-in-fact (individually, an “Attorney” and collectively, the “Attorneys”) of the undersigned, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

(a)           to execute the Underwriting Agreement (as defined herein) on behalf of the undersigned;

(b)           to do all things necessary to sell to the Underwriters pursuant to the Underwriting Agreement up to the Maximum Number of Shares (as set forth on the signature page hereof) including any Option Shares (as defined in the Underwriting Agreement) and represented by the certificates deposited by or on behalf of the undersigned with the Custodian pursuant to the Custody Agreement or such lesser numbers as the Attorneys, or any one of them, in their or his sole discretion shall determine, at a purchase price per share to be paid by the Underwriters, as determined by negotiation among the Company, the Attorneys and the Representatives, but at the same price per share to be paid by the Underwriters to the Company for the Common Stock sold by it;

(c)           for the purpose of effecting such sale, to make, execute, deliver and perform the undersigned’s obligations under the Underwriting Agreement among the Company, the Selling Stockholders and the Underwriters substantially in the form distributed to the undersigned on or about February [__], 2007 (such agreement, in the form in which executed, being herein called the “Underwriting Agreement”), receipt of a draft of which is hereby acknowledged, containing such additions to or changes in the terms, provisions and conditions thereof as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, including, subject to the limitation set forth in paragraph 1(b) hereof, the purchase price per share to be paid by the Underwriters and including any additions to or changes in the terms, provisions and conditions thereof relating to the public offering of such Common Stock by the Underwriters; provided, however, that no such amendment shall (i) increase the number of shares of Common Stock to be sold by the undersigned above the Maximum Number of Shares as set forth on the signature page hereof or (ii) materially increase or expand the obligations of the undersigned from those set forth in the draft Underwriting Agreement distributed to the undersigned on or about February [__], 2007;

(d)           to give such orders and instructions to the Custodian and the transfer agent for the Common Stock as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, with respect to (i) the transfer of the Common Stock on the books of the Company in order to effect the sale to the Underwriters, including giving the name or names in which new certificates for such Common Stock are to be issued and the denominations thereof, (ii) the delivery to or for the account of the Underwriters of certificates for such Common Stock against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment by the Custodian out of the proceeds of such sale of any expenses that are to be borne by the undersigned in connection with the offer, sale and delivery of the Common Stock, (iv) the remittance to the undersigned of new certificates representing that number of shares of Common Stock, if any, that is in excess of the number of shares of Common Stock sold and to be sold at any subsequent Closing Date by the undersigned to the Underwriters;

(e)           to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not, be counsel for the Company);

(f)            to execute and deliver any amendment to the Underwriting Agreement and the Custody Agreement; provided, however, that no such amendment shall increase the number of shares of Common Stock to be sold by the undersigned above the Maximum Number of Shares as set forth on the signature page hereof or lengthen the period of irrevocability thereunder;

(g)           to agree to the allocation of the expenses of the offering among the Company and the Selling Stockholders, including the undersigned;

(h)           to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Common Stock to be sold by the undersigned, or a stock power or powers attached to such certificate or certificates;

(i)            to make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other documents, undertakings or reports as may be required by law with state commissioners or officers administering state securities laws, provided that the undersigned shall not be required to qualify as a foreign entity or to file a general consent to service of process in any jurisdiction; and

(j)            to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission, and amendments to the Underwriting Agreement, and in general to do all things and to take all actions, that the Attorneys, or any one of them, in their or his or her sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Common Stock to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting. The Attorneys will promptly provide the undersigned with copies of any amendments and new agreements executed on behalf of the undersigned.

(2)           This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney. This Power of Attorney and all authority conferred hereby shall be irrevocable (except as provided in the immediately following paragraph) and shall not be terminated by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership), or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and action taken by the Attorneys, or any one of them, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Custodian, the Attorneys, or any one of them, shall have received notice of such event.

Notwithstanding the foregoing, if the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated by June 30, 2007 or shall terminate pursuant to the terms thereof, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to each of the Attorneys, with a copy to the Custodian, that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys or any one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

(3)           The undersigned ratifies all that the Attorneys, or any one of them, has done or shall do pursuant to paragraphs (1) and (2) of this Power of Attorney.

(4)           The undersigned represents and warrants to, and agrees with, the several Underwriters that this Power of Attorney and the Custody Agreement have been duly executed and delivered by or on behalf of the undersigned and constitute valid and binding agreements of the undersigned in accordance with their respective terms.

(5)           The Attorneys shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Power of Attorney given to the Attorneys by the undersigned; provided, however, that the Attorneys shall not be entitled to act on any statement or notice to the Attorneys with respect to a Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to the Attorneys by FBR.

(6)           The undersigned agrees, if so requested, to provide such documentation as the Attorneys, the Company, the Representatives or any of their respective counsel may reasonably request to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

(7)           The undersigned agrees to hold the Attorneys, jointly and severally, free and harmless from any and all loss, damage or liability that they, or either one of them, may sustain as a result of any action taken in good faith hereunder. It is understood that the Attorneys shall serve without compensation.

(8)           In acting hereunder, the Attorneys may rely on the representations, warranties and agreements of the undersigned made in the Custody Agreement.

(9)           This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York.

*      *      *      *      *

Date:

Print name(s)
Maximum Number of Shares
of Common Stock to be sold to the Underwriters:		(1)
Signature(s)

shares

Address

Including: Maximum Number of Option
Shares to be sold to Underwriters:

shares

State of
County of

)
)	ss:
)

Subscribed and sworn to before me, ________________________, a Notary Public in and for the ________________________ County, State of ________________________ on this ____ day of __________ 2007.

My commission expires __________

[Affix Seal]

Notary Public

(1)             To be signed in exactly the same manner as the shares are registered.

Annex I

Liquidity Services, Inc.

Public Offering of Common Stock

CUSTODY AGREEMENT

Computershare Shareholder Services, Inc.

250 Royall Street

Canton MA, 02021

Fax: (781) 575-4210

Attn: General Counsel

Dear Sirs:

There are delivered to you herewith one or more certificates, in negotiable and proper deliverable form (with the signature guaranteed by a bank, trust company, broker, dealer, municipal securities dealer, government securities dealer or broker, credit union, a national securities exchange, registered securities association or clearing agency, or a savings institution that is a participant in a Securities Transfer Association recognized program or by a Medallion Signature Guarantor or accompanied by a duly executed stock power or powers, in blank, in the form attached hereto bearing the signature of the undersigned so guaranteed), representing shares of the Common Stock, $0.001 par value (the “Common Stock”) of Liquidity Services, Inc., a Delaware corporation (the “Company”) representing at least the number of issued and outstanding shares of Common Stock set forth opposite the signature of the undersigned at the end of this agreement. The undersigned agrees to deliver to the Attorneys (as defined herein) or to you such additional documentation as the Attorneys, or any one of them, or the Company or Friedman, Billings, Ramsey & Co., Inc. (“FBR”) or you or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof, of the Company’s certificate of incorporation or of the Underwriting Agreement (as defined herein), all of the foregoing to be in form and substance reasonably satisfactory in all respects to the Attorneys (as defined below) and you. The certificates for the Common Stock are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement.

Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed and delivered an irrevocable power of attorney (“Power of Attorney”) to William P. Angrick, III and James M. Rallo or their duly designated substitutes (individually, an “Attorney” and collectively, the “Attorneys”), authorizing the Attorneys, or any one of them, to sell from the number of shares of Common Stock represented by the stock certificates deposited with you hereunder, up to that number of shares of Common Stock set forth opposite the signature of the undersigned at the end of this letter (including, if applicable, the sale of any such shares upon the exercise by the Underwriters of their over-allotment option contained in the Underwriting Agreement), or such lesser number as the Attorneys, or any one of them, may determine (subject to the terms and conditions set forth therein), and for that purpose to enter into and perform an underwriting agreement (the “Underwriting Agreement”), among the Company, certain stockholders of the Company, including the undersigned (the “Selling Stockholder”), and certain underwriters (the “Underwriters”) represented by FBR, CIBC World Markets Corp. and RBC Capital Markets Corporation (the “Representatives”).

In addition, the undersigned has completed and signed the attached Substitute Form W-9.

You are authorized and directed (a) to hold the certificates deposited with you hereunder in your custody and (b) on each closing date specified in the Underwriting Agreement at which the undersigned is selling any shares of Common Stock (each, a “Closing Date”) you shall take all necessary action (i) to cause the Common Stock to be transferred on the books of the Company into such names as the Attorneys, or any one of them, or FBR shall have instructed you and to exchange the certificates representing such Common Stock for new certificates for such Common Stock registered in such names and in such denominations as the Attorneys, or any one of them, or FBR shall have instructed you, and (ii) to deliver such new certificates to FBR for the account of the Underwriters, against payment of the purchase price for such Common Stock, and give receipt for such payment, (iii) pay such expenses, including transfer taxes, as you may be instructed to pay by the Attorneys, or any one of them, and, if instructed by an Attorney to do so, remit to the undersigned the balance, after deducting such expenses, of the amount received by you as payment for such Common Stock, and (iv) furnish to the undersigned a Form 1099, if required, on or before the next following January 31. With such remittance, you shall also deliver or cause to be delivered to the undersigned new certificates (which may bear appropriate legends) representing the number of shares of Common Stock deposited hereunder (if any), that are in excess of the number of shares of Common Stock sold (and to be sold at any subsequent Closing Date) by the undersigned to the Underwriters.

If the Underwriting Agreement shall not be entered into and the transactions contemplated thereby shall not be consummated prior to June 30, 2007 or the Underwriting Agreement shall terminate pursuant to its terms, then notwithstanding the terms of the third paragraph next below, upon the written request to you of the Attorneys, or any one of them, or the undersigned (accompanied in the latter case by written notice of termination of the Power of Attorney addressed to each of the Attorneys) on or promptly after that date, you are to return to the undersigned the certificates deposited with you hereunder.

Under the terms of the Power of Attorney, the authority conferred thereby is granted, made and conferred subject to and in consideration of the interests of the Underwriters and, except as set forth in the preceding paragraph, is irrevocable and not subject to termination by the undersigned or by operation of law, and the obligations of the undersigned under the Underwriting Agreement are similarly not subject to termination and shall remain in full force and effect until such date. Accordingly, the certificates deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to the interests of the Underwriters, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to termination, except as set forth in the preceding paragraph, by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership) or the occurrence of any other event. If any event referred to in the preceding sentence should occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall, except as specifically provided in the Underwriting Agreement, be delivered by you on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and action taken by you pursuant to this Custody Agreement shall be as valid as if such event had not occurred, whether or not you or the Attorneys, or any one of them, shall have received notice of such event.

Until payment of the purchase price (net of the underwriting discount to the Underwriter) for the shares of Common Stock to be sold by the undersigned pursuant to the Underwriting Agreement has been made to you by or for the account of the Underwriters, the undersigned shall remain the owner of the Common Stock delivered to you hereunder and shall have the right to vote such Common Stock delivered to you hereunder and to receive any and all dividends and distributions thereon. As soon as practicable following payment to you of the purchase price for the Common Stock by the Underwriters, you shall distribute to the undersigned the proceeds of the sale net of any expenses to be withheld as contemplated hereby.

You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them; provided, however, that you shall not be entitled to act on any statement or notice to you with respect to a Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to you by FBR.

It is understood that you assume no responsibility or liability to any person other than to deal with the certificates deposited with you hereunder, to deliver to the undersigned the net proceeds from the sale of the Common Stock represented thereby as contemplated hereby and in accordance with the Payment Instructions attached below, and to deliver to the undersigned a Form 1099, if required, all in accordance with the provisions of this Custody Agreement and the Underwriting Agreement. The undersigned agrees to indemnify you for and to hold you free from and harmless against any and all loss, claim, damage, liability or expense incurred by you, to the extent of the proceeds actually received by the undersigned from the sale of the shares by the undersigned to the Underwriters, arising out of or in connection with acting as Custodian hereunder, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to your own gross negligence or willful misconduct.

This Custody Agreement constitutes a representation and warranty by the undersigned that (i) the undersigned has good and valid title to the Common Stock, and at each Closing Date will have good and valid title to the Common Stock to be sold on each such Closing Date pursuant to the Underwriting Agreement, the undersigned has, and at all times through each Closing Date will have, full right and power and all authorizations and approvals required by law to sell, assign, transfer and deliver such Common Stock under the Underwriting Agreement and upon the delivery of and payment for such Common Stock under the Underwriting Agreement, the Underwriters will receive good and valid title thereto, subject to any interests created by the several Underwriters, in each case free and clear of any lien or encumbrance; and (ii) the undersigned has, and at all times through each Closing Date will have, full legal right and power and all authorizations and approvals required by law to enter into this Custody Agreement, the Power of Attorney and the Underwriting Agreement and to carry out all the applicable terms and provisions hereof and thereof, and this Custody Agreement, the Power of Attorney and the Underwriting Agreement are, and at all times through each Closing Date will be, valid and binding obligations of the undersigned.

The undersigned has carefully reviewed the representations, warranties, statements and agreements to be made by the undersigned as a Selling Stockholder under the Underwriting Agreement and does hereby represent, warrant and agree that, unless otherwise previously specified in writing to the Representatives and the Attorneys (a) such representations, warranties and statements, insofar as they relate to the undersigned, are true and correct as of the date hereof and will be true and correct at all times through each Closing Date and (b) such agreements (including those relating to indemnification of the Underwriters and  the Company under Section 9 of the Underwriting Agreement), insofar as they relate to the undersigned, have (where applicable) been complied with as of the date hereof and will be complied with on and after each such Closing Date. The undersigned will promptly notify the Attorneys and FBR in writing of any facts coming to the attention of the undersigned that would cause any such representations, warranties or statements not to be true or any such agreements not to be complied with.

The undersigned has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Common Stock being sold pursuant to the Underwriting Agreement.

The foregoing representations, warranties and agreements, and those contained in the questionnaire completed by the undersigned and submitted to the Company and those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the Attorneys, the Company, the Underwriters, the Custodian and the representatives, agents and counsel of each of the foregoing and the respective representatives, agents and counsel of each of the Selling Stockholders.

Any notices hereunder shall be delivered in writing:

if to the undersigned:

Name:
Address:

Fax:

and if to the Custodian to the address set forth above.

This Custody Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

*      *      *      *      *

Please acknowledge your acceptance hereof as Custodian, and receipt of the certificates deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

Dated:	Very truly yours,

Print Name(s)

Maximum Number of
Shares of Common Stock	Signature(s)
to be sold to the Underwriters:

shares

Including: Maximum Number
of Optional Shares to be sold
to Underwriters:

shares

Computershare Shareholder Services, Inc.

By:
Name:
Title:

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto Computershare Shareholder Services, Inc.(the “Company”) ____________ shares of the common stock, $0.001 par value per share, of Liquidity Services, Inc. represented by certificate nos. _______________________________ inclusive, standing in the name of the undersigned on the books of the Company.

The undersigned does hereby irrevocably constitute and appoint Computershare Shareholder Services, Inc. as attorney-in-fact to transfer the said stock on the books of the Company, with full power of substitution in the premises

Dated:	, 2007

By:

Name:

Liquidity Services, Inc.

Public Offering of Common Stock

IRREVOCABLE POWER OF ATTORNEY OF ABS ENTITIES

William P. Angrick, III

James M. Rallo

Liquidity Services, Inc.

1920 L Street N.W.

6th Floor

Washington, D.C. 20036

Dear Sirs:

The undersigned stockholder of Liquidity Services, Inc., a Delaware corporation (the “Company”), understands that it is contemplated that certain stockholders of the Company, including the undersigned (the “Selling Stockholders”), will sell Common Stock, $0.001 par value (the “Common Stock”), of the Company to certain underwriters (the “Underwriters”) represented by Friedman, Billings, Ramsey & Co., Inc. (“FBR”), CIBC World Markets Corp. and RBC Capital Markets Corporation (the “Representatives”) pursuant to the Underwriting Agreement referred to below, and that the Underwriters propose to offer and sell such Common Stock (the “Offering”) to the public. The undersigned also understands that, in connection with such offer and sale, the Company has filed a Registration Statement (the “Registration Statement”) with the Securities and Exchange Commission (the “Commission”) to register the shares to be sold in the Offering under the Securities Act of 1933.

Concurrently with the execution and delivery of this Power of Attorney, the undersigned is also executing and delivering a Custody Agreement in substantially the form attached as Annex I (the “Custody Agreement”) pursuant to which certificates for shares of the Company’s Common Stock representing at least the number of shares of Common Stock to be sold by the undersigned as set forth opposite the signature of the undersigned at the end of this instrument, are being deposited with Computershare Shareholder Services, Inc., as custodian (the “Custodian”).

(10)         In connection with the foregoing, the undersigned hereby irrevocably constitutes and appoints William P. Angrick, III and James M. Rallo as attorneys-in-fact (individually, an “Attorney” and collectively, the “Attorneys”) of the undersigned, each with full power and authority to act together or alone, including full power of substitution, in the name of and for and on behalf of the undersigned with respect to all matters arising in connection with the sale of Common Stock by the undersigned including, but not limited to, the power and authority to take any and all of the following actions:

(a)           to do all things necessary to sell to the Underwriters pursuant to the Underwriting Agreement the Number of Shares (as set forth on the signature page hereof) and represented by the certificates deposited by or on behalf of the undersigned with the Custodian pursuant to the Custody Agreement at a purchase price per share to be paid by the Underwriters, as determined by negotiation among the Company, the Attorneys and the Representatives, but at the same price per share to be paid by the Underwriters to the Company for the Common Stock sold by it;

(b)           to give such orders and instructions to the Custodian and the transfer agent for the Common Stock as the Attorneys, or any one of them, in their or his or her sole discretion shall determine, with respect to (i) the transfer of the Common Stock on the books of the Company in order to effect the sale to the Underwriters, including giving the name or names in which new certificates for such Common Stock are to be issued and the denominations thereof, (ii) the delivery to or for the account of the Underwriters of certificates for such Common Stock against receipt by the Custodian of the purchase price to be paid therefor, (iii) the payment by the Custodian out of the proceeds of such sale of any expenses that are to be borne by the undersigned in connection with the offer, sale and delivery of the Common Stock, (iv) the remittance to the undersigned of new certificates representing that number of shares of Common Stock, if any, that is in excess of the number of shares of Common Stock sold and to be sold at any subsequent Closing Date by the undersigned to the Underwriters;

(c)           to retain legal counsel in connection with any and all matters referred to herein (which counsel may, but need not, be counsel for the Company);

(d)           to execute and deliver any amendment to the Custody Agreement; provided, however, that no such amendment shall, or shall be deemed to, increase or decrease the number of shares of Common Stock to be sold by the undersigned above the Number of Shares as set forth on the signature page hereof or lengthen the period of irrevocability thereunder;

(e)           to agree to the allocation of the expenses of the offering among the Company and the Selling Stockholders, including the undersigned;

(f)            to endorse (in blank or otherwise) on behalf of the undersigned the certificate or certificates representing the Common Stock to be sold by the undersigned, or a stock power or powers attached to such certificate or certificates;

(g)           to make, acknowledge, verify and file on behalf of the undersigned applications, consents to service of process and such other documents, undertakings or reports as may be required by law with state commissioners or officers administering state securities laws, provided that the undersigned shall not be required to qualify as a foreign entity or to file a general consent to service of process in any jurisdiction; and

(h)           to make, exchange, acknowledge and deliver all such other contracts, powers of attorney, orders, receipts, notices, requests, instructions, certificates, letters and other writings, including communications to the Commission, and in general to do all things and to take all actions, that the Attorneys, or any one of them, in their or his or her sole discretion may consider necessary or proper in connection with or to carry out the aforesaid sale of Common Stock to the Underwriters and the public offering thereof, as fully as could the undersigned if personally present and acting. The Attorneys will promptly provide the undersigned with copies of any amendments and new agreements executed on behalf of the undersigned.

(11)         This Power of Attorney and all authority conferred hereby are granted and conferred subject to the interests of the Underwriters and in consideration of those interests, and for the purpose of completing the transactions contemplated by the Underwriting Agreement and this Power of Attorney. This Power of Attorney and all authority conferred hereby shall be irrevocable (except as provided in the immediately following paragraph) and shall not be terminated by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership), or by the occurrence of any other event. If any event described in the preceding sentence shall occur before the delivery of the Common Stock to be sold by the undersigned under the Underwriting Agreement, certificates for such Common Stock shall be delivered by or on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and the Custody Agreement, and all other actions required to be taken under the Underwriting Agreement and the Custody Agreement shall be taken, and action taken by the Attorneys, or any one of them, pursuant to this Power of Attorney shall be as valid as if such event had not occurred, whether or not the Custodian, the Attorneys, or any one of them, shall have received notice of such event.

Notwithstanding the foregoing, if the transactions contemplated by the Underwriting Agreement shall not be consummated by June 30, 2007 or shall terminate pursuant to the terms thereof, then from and after such date the undersigned shall have the power to revoke all authority hereby conferred by giving notice on or promptly after such date to each of the Attorneys, with a copy to the Custodian, that this Power of Attorney has been terminated; subject, however, to all lawful action done or performed by the Attorneys or any one of them, pursuant to this Power of Attorney prior to the actual receipt of such notice.

(12)         The undersigned ratifies all that the Attorneys, or any one of them, has done or shall do pursuant to paragraphs (1) and (2) of this Power of Attorney.

(13)         The undersigned represents and warrants to, and agrees with, the several Underwriters that this Power of Attorney and the Custody Agreement have been duly executed and delivered by or on behalf of the undersigned and constitute valid and binding agreements of the undersigned in accordance with their respective terms.

(14)         The Attorneys shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Power of Attorney given to the Attorneys by the undersigned; provided, however, that the Attorneys shall not be entitled to act on any statement or notice to the Attorneys with respect to a Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, unless such statement or notice shall have been confirmed in writing to the Attorneys by FBR.

(15)         The undersigned agrees, if so requested, to provide such documentation as the Attorneys, the Company, the Representatives or any of their respective counsel may reasonably request to effectuate any of the provisions hereof or of the Underwriting Agreement, all of the foregoing to be in form and substance satisfactory in all respects to the party requesting such documentation.

(16)         The undersigned agrees to hold the Attorneys, jointly and severally, free and harmless from any and all loss, damage or liability that they, or either one of them, may sustain as a result of any action taken in good faith hereunder. It is understood that the Attorneys shall serve without compensation.

(17)         In acting hereunder, the Attorneys may rely on the representations, warranties and agreements of the undersigned made in the Custody Agreement.

(18)         This Power of Attorney shall be governed by, and construed in accordance with, the laws of the State of New York.

*      *      *      *      *

Date:	ABS CAPITAL PARTNERS IV, L.P.
By: ABS Partners IV, L.L.C.
Its General Partner

Name:
	Title:	Managing Member

Number of Shares
of Common Stock to be sold to the Underwriters:		(1)
Signature(s)

shares

Address

Including: Number of Option
Shares to be sold to Underwriters:

shares

State of
County of

)
)	ss:
)

Subscribed and sworn to before me, ________________________, a Notary Public in and for the ________________________ County, State of ________________________ on this ____ day of __________ 2007.

My commission expires __________

[Affix Seal]

Notary Public

(1)             To be signed in exactly the same manner as the shares are registered.

Date:	ABS CAPITAL PARTNERS IV-A, L.P.
By: ABS Partners IV, L.L.C.
Its General Partner

Name:
	Title:	Managing Member

Number of Shares
of Common Stock to be sold to the Underwriters:		(1)
Signature(s)

shares

Address

Including: Number of Option
Shares to be sold to Underwriters:

shares

State of
County of

)
)	ss:
)

Subscribed and sworn to before me, ________________________, a Notary Public in and for the ________________________ County, State of ________________________ on this ____ day of __________ 2007.

My commission expires __________

[Affix Seal]

Notary Public

(1)             To be signed in exactly the same manner as the shares are registered.

Date:	ABS CAPITAL PARTNERS IV OFFSHORE, L.P.
By: ABS Partners IV, L.L.C.
Its General Partner

Name:
	Title:	Managing Member

Number of Shares
of Common Stock to be sold to the Underwriters:		(1)
Signature(s)

shares

Address

Including: Number of Option
Shares to be sold to Underwriters:

shares

State of
County of

)
)	ss:
)

Subscribed and sworn to before me, ________________________, a Notary Public in and for the ________________________ County, State of ________________________ on this ____ day of __________ 2007.

My commission expires __________

[Affix Seal]

Notary Public

(1)             To be signed in exactly the same manner as the shares are registered.

Date:	ABS CAPITAL PARTNERS IV SPECIAL OFFSHORE, L.P.
By: ABS Partners IV, L.L.C.
Its General Partner

Name:
	Title:	Managing Member

Number of Shares
of Common Stock to be sold to the Underwriters:		(1)
Signature(s)

shares

Address

Including: Number of Option
Shares to be sold to Underwriters:

shares

State of
County of

)
)	ss:
)

Subscribed and sworn to before me, ________________________, a Notary Public in and for the ________________________ County, State of ________________________ on this ____ day of __________ 2007.

My commission expires __________

[Affix Seal]

Notary Public

(1)             To be signed in exactly the same manner as the shares are registered.

Annex I

Liquidity Services, Inc.
Public Offering of Common Stock

CUSTODY AGREEMENT

Computershare Shareholder Services, Inc.
250 Royall Street
Canton MA, 02021
Fax: (781) 575-4210
Attn: General Counsel

Dear Sirs:

There are delivered to you herewith one or more certificates, in negotiable and proper deliverable form (with the signature guaranteed by a bank, trust company, broker, dealer, municipal securities dealer, government securities dealer or broker, credit union, a national securities exchange, registered securities association or clearing agency, or a savings institution that is a participant in a Securities Transfer Association recognized program or by a Medallion Signature Guarantor or accompanied by a duly executed stock power or powers, in blank, in the form attached hereto bearing the signature of the undersigned so guaranteed), representing shares of the Common Stock, $0.001 par value (the “Common Stock”) of Liquidity Services, Inc., a Delaware corporation (the “Company”) representing at least the number of issued and outstanding shares of Common Stock set forth opposite the signature of the undersigned at the end of this agreement. The undersigned agrees to deliver to the Attorneys (as defined herein) or to you such additional documentation as the Attorneys, or any one of them, or the Company or Friedman, Billings, Ramsey & Co., Inc. (“FBR”) or you or any of their respective counsel may reasonably request to effectuate or confirm compliance with any of the provisions hereof, of the Company’s certificate of incorporation or of the Underwriting Agreement (as defined herein), all of the foregoing to be in form and substance reasonably satisfactory in all respects to the Attorneys (as defined below) and you. The certificates for the Common Stock are to be held by you as Custodian for the account of the undersigned and are to be disposed of by you in accordance with this Custody Agreement.

Concurrently with the execution and delivery of this Custody Agreement, the undersigned has executed and delivered an irrevocable power of attorney (“Power of Attorney”) to William P. Angrick, III and James M. Rallo or their duly designated substitutes (individually, an “Attorney” and collectively, the “Attorneys”), authorizing the Attorneys, or any one of them, to sell from the number of shares of Common Stock represented by the stock certificates deposited with you hereunder, up to that number of shares of Common Stock set forth opposite the signature of the undersigned at the end of this letter (including, if applicable, the sale of any such shares upon the exercise by the Underwriters of their over-allotment option contained in the Underwriting Agreement) and for that purpose to perform an underwriting agreement (the “Underwriting Agreement”), among the Company, certain stockholders of the Company, including the undersigned (the “Selling Stockholder”), and certain underwriters (the “Underwriters”) represented by FBR, CIBC World Markets Corp. and RBC Capital Markets Corporation (the “Representatives”).

In addition, the undersigned has completed and signed the attached Substitute Form W-9.

You are authorized and directed (a) to hold the certificates deposited with you hereunder in your custody and (b) on each closing date specified in the Underwriting Agreement at which the undersigned is selling any shares of Common Stock (each, a “Closing Date”) you shall take all necessary action (i) to cause the Common Stock to be transferred on the books of the Company into such names as the Attorneys, or any one of them, or FBR shall have instructed you and to exchange the certificates representing such Common Stock for new certificates for such Common Stock registered in such names and in such denominations as the Attorneys, or any one of them, or FBR shall have instructed you, and (ii) to deliver such new certificates to FBR for the account of the Underwriters, against payment of the purchase price for such Common Stock, and give receipt for such payment, (iii) pay such expenses, including transfer taxes, as you may be instructed to pay by the Attorneys, or any one of them, and, if instructed by an Attorney to do so, remit to the undersigned the balance, after deducting such expenses, of the amount received by you as payment for such Common Stock, and (iv) furnish to the undersigned a Form 1099, if required, on or before the next following January 31. With such remittance, you shall also deliver or cause to be delivered to the undersigned new certificates (which may bear appropriate legends) representing the number of shares of Common Stock deposited hereunder (if any), that are in excess of the number of shares of Common Stock sold (and to be sold at any subsequent Closing Date) by the undersigned to the Underwriters.

If the transactions contemplated by the Underwriting Agreement shall not be consummated prior to June 30, 2007 or the Underwriting Agreement shall terminate pursuant to its terms, then notwithstanding the terms of the third paragraph next below, upon the written request to you of the Attorneys, or any one of them, or the undersigned (accompanied in the latter case by written notice of termination of the Power of Attorney addressed to each of the Attorneys) on or promptly after that date, you are to return to the undersigned the certificates deposited with you hereunder.

Under the terms of the Power of Attorney, the authority conferred thereby is granted, made and conferred subject to and in consideration of the interests of the Underwriters and, except as set forth in the preceding paragraph, is irrevocable and not subject to termination by the undersigned or by operation of law, and the obligations of the undersigned under the Underwriting Agreement are similarly not subject to termination and shall remain in full force and effect until such date. Accordingly, the certificates deposited with you hereunder and this Custody Agreement and your authority hereunder are subject to the interests of the Underwriters, and this Custody Agreement and your authority hereunder are irrevocable and are not subject to termination, except as set forth in the preceding paragraph, by the undersigned or by operation of law, whether by the death or incapacity of the undersigned (if the undersigned is an individual), by the death or incapacity of any trustee or executor or the termination of any trust or estate (if the undersigned is a trust or an estate), or by the dissolution or liquidation of any corporation or partnership (if the undersigned is a corporation or partnership) or the occurrence of any other event. If any event referred to in the preceding sentence should occur before the delivery of the Common Stock to be sold by the undersigned under the

Underwriting Agreement, certificates for such Common Stock shall, except as specifically provided in the Underwriting Agreement, be delivered by you on behalf of the undersigned in accordance with the terms and conditions of the Underwriting Agreement and this Custody Agreement, and action taken by you pursuant to this Custody Agreement shall be as valid as if such event had not occurred, whether or not you or the Attorneys, or any one of them, shall have received notice of such event.

Until payment of the purchase price (net of the underwriting discount to the Underwriter) for the shares of Common Stock to be sold by the undersigned pursuant to the Underwriting Agreement has been made to you by or for the account of the Underwriters, the undersigned shall remain the owner of the Common Stock delivered to you hereunder and shall have the right to vote such Common Stock delivered to you hereunder and to receive any and all dividends and distributions thereon. As soon as practicable following payment to you of the purchase price for the Common Stock by the Underwriters, you shall distribute to the undersigned the proceeds of the sale net of any expenses to be withheld as contemplated hereby.

You shall be entitled to act and rely upon any statement, request, notice or instruction respecting this Custody Agreement given to you by the Attorneys, or any one of them; provided, however, that you shall not be entitled to act on any statement or notice to you with respect to a Closing Date under the Underwriting Agreement, or with respect to the termination of the Underwriting Agreement, or advising that the Underwriting Agreement shall not have been executed and delivered, unless such statement or notice shall have been confirmed in writing to you by FBR.

It is understood that you assume no responsibility or liability to any person other than to deal with the certificates deposited with you hereunder, to deliver to the undersigned the net proceeds from the sale of the Common Stock represented thereby as contemplated hereby and in accordance with the Payment Instructions attached below, and to deliver to the undersigned a Form 1099, if required, all in accordance with the provisions of this Custody Agreement and the Underwriting Agreement. The undersigned agrees to indemnify you for and to hold you free from and harmless against any and all loss, claim, damage, liability or expense incurred by you, to the extent of the proceeds actually received by the undersigned from the sale of the shares by the undersigned to the Underwriters, arising out of or in connection with acting as Custodian hereunder, as well as the cost and expense of defending against any claim of liability hereunder, which is not due to your own gross negligence or willful misconduct.

This Custody Agreement constitutes a representation and warranty by the undersigned that (i) the undersigned has good and valid title to the Common Stock, and at each Closing Date will have good and valid title to the Common Stock to be sold on each such Closing Date pursuant to the Underwriting Agreement, the undersigned has, and at all times through each Closing Date will have, full right and power and all authorizations and approvals required by law to sell, assign, transfer and deliver such Common Stock under the Underwriting Agreement and upon the delivery of and payment for such Common Stock under the Underwriting Agreement, the Underwriters will receive good and valid title thereto, subject to any interests created by the several Underwriters, in each case free and clear of any lien or encumbrance; and (ii) the undersigned has, and at all times through each Closing Date will have, full legal right and power and all authorizations and approvals required by law to enter into this Custody Agreement, the Power of Attorney and the Underwriting Agreement and to carry out all the applicable terms and provisions hereof and thereof, and this Custody Agreement, the Power of Attorney and the Underwriting Agreement are, and at all times through each Closing Date will be, valid and binding obligations of the undersigned.

The undersigned has carefully reviewed the representations, warranties, statements and agreements to be made by the undersigned as a Selling Stockholder under the Underwriting Agreement and does hereby represent, warrant and agree that, unless otherwise previously specified in writing to the Representatives and the Attorneys (a) such representations, warranties and statements, insofar as they relate to the undersigned, are true and correct as of the date hereof and will be true and correct at all times through each Closing Date and (b) such agreements (including those relating to indemnification of the Underwriters and the Company under Section 9 of the Underwriting Agreement), insofar as they relate to the undersigned, have (where applicable) been complied with as of the date hereof and will be complied with on and after each such Closing Date. The undersigned will promptly notify the Attorneys and FBR in writing of any facts coming to the attention of the undersigned that would cause any such representations, warranties or statements not to be true or any such agreements not to be complied with.

The undersigned has not taken and will not take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the shares of Common Stock being sold pursuant to the Underwriting Agreement.

The foregoing representations, warranties and agreements, and those contained in the questionnaire completed by the undersigned and submitted to the Company and those contained in the Underwriting Agreement, are made for the benefit of, and may be relied upon by, the Attorneys, the Company, the Underwriters, the Custodian and the representatives, agents and counsel of each of the foregoing and the respective representatives, agents and counsel of each of the Selling Stockholders.

Any notices hereunder shall be delivered in writing:

if to the undersigned:

Name:

Address:

Fax:

and if to the Custodian to the address set forth above.

This Custody Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.

*    *     *    *     *

Please acknowledge your acceptance hereof as Custodian, and receipt of the certificates deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

	Dated:	Very truly yours,

ABS CAPITAL PARTNERS IV, L.P.
By: ABS Partners IV, L.L.C.
Its General Partner
Name:
		Title:	Managing Member

Maximum Number of
	Shares of Common Stock		Signature
to be sold to the
Underwriters:

shares
Including: Number
of Optional Shares to be sold
to Underwriters:

shares

Computershare Shareholder Services, Inc.
By:
Name:
Title:

Please acknowledge your acceptance hereof as Custodian, and receipt of the certificates deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

	Dated:	Very truly yours,

ABS CAPITAL PARTNERS IV-A, L.P.
By: ABS Partners IV, L.L.C.
Its General Partner
Name:
		Title:	Managing Member

Maximum Number of
	Shares of Common Stock		Signature
to be sold to the
Underwriters:

shares
Including: Number
of Optional Shares to be sold
to Underwriters:

shares

Computershare Shareholder Services, Inc.
By:
Name:
Title:

Please acknowledge your acceptance hereof as Custodian, and receipt of the certificates deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

	Dated:	Very truly yours,

ABS CAPITAL PARTNERS IV OFFSHORE, L.P.
By: ABS Partners IV, L.L.C.
Its General Partner
Name:
		Title:	Managing Member

Maximum Number of
	Shares of Common Stock		Signature
to be sold to the
Underwriters:

shares
Including: Number
of Optional Shares to be sold
to Underwriters:

shares

Computershare Shareholder Services, Inc.
By:
Name:
Title:

Please acknowledge your acceptance hereof as Custodian, and receipt of the certificates deposited with you hereunder, by executing and returning to the undersigned the enclosed copy hereof.

	Dated:	Very truly yours,

ABS CAPITAL PARTNERS IV
SPECIAL OFFSHORE, L.P.
By: ABS Partners IV, L.L.C.
Its General Partner
Name:
		Title:	Managing Member

Maximum Number of
	Shares of Common Stock		Signature
to be sold to the
Underwriters:

shares
Including: Number
of Optional Shares to be sold
to Underwriters:

shares

Computershare Shareholder Services, Inc.
By:
Name:
Title:

IRREVOCABLE STOCK POWER

FOR VALUE RECEIVED, the undersigned does hereby sell, assign and transfer unto Computershare Shareholder Services, Inc.(the “Company”)                   shares of the common stock, $0.001 par value per share, of Liquidity Services, Inc. represented by certificate nos.                                     inclusive, standing in the name of the undersigned on the books of the Company.

The undersigned does hereby irrevocably constitute and appoint Computershare Shareholder Services, Inc. as attorney-in-fact to transfer the said stock on the books of the Company, with full power of substitution in the premises

Dated: ____________, 2007

By: ________________________________

Name: ______________________________

Payer’s Name:  __________________

Part I - PLEASE PROVIDE YOUR
SUBSTITUTE	TIN IN THE BOX AT THE RIGHT	TIN: _____________________________
Form W-9	AND CERTIFY BY SIGNING AND	Social Security Number or
	DATING BELOW	Employer Identification Number
Department of the Treasury,	Part II — For payees exempt from backup withholding, see the enclosed Guidelines for
Internal Revenue Service	Certification of Taxpayer Identification Number on Substitute Form W-9 and complete as instructed therein.

Payer’s Request for Taxpayer	Part III — Certification — Under penalties of perjury, I certify that:
Identification Number (“TIN”) and Certification	(1) The number shown on this form is my correct TIN (or I am waiting for a TIN to be issued to me); and

(2)      I am not subject to backup withholding because (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (“IRS”) that I am subject to backup withholding as a result of a failure to report all interest or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and

(3) I am a U.S. person (including a U.S. resident alien).

SIGNATURE: _________________________________________

DATE: ________________, 2005

NAME: ______________________________________________

ADDRESS: ___________________________________

CITY: ________________________ STATE: ____ ZIP CODE: ___________

Check appropriate box: ☐ Individual/ Sole Proprietor ☐ Corporation ☐ Partnership

☐ Other (specify): ________________________

Check box if applicable: ☐ Exempt from backup withholding

Certification Instructions — You must cross out item (2) in Part III above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return.  However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2).

NOTE:

FAILURE TO COMPLETE AND RETURN THIS SUBSTITUTE FORM W-9 MAY RESULT IN A $50 PENALTY IMPOSED BY THE IRS AND BACKUP WITHHOLDING OF 28% ON ANY PAYMENTS MADE TO YOU. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE FORM W-9 FOR ADDITIONAL DETAILS.

IF YOU ARE AWAITING YOUR TIN, WRITE “APPLIED FOR” IN THE SPACE PROVIDED FOR YOUR TIN IN PART I ABOVE AND COMPLETE THE FOLLOWING CERTIFICATE.

CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

I certify under penalties of perjury that a TIN has not been issued to me, and either (1) I have mailed or delivered an application to receive a TIN to the appropriate IRS Center or Social Security Administration Office or (2) I intend to mail or deliver an application in the near future. I understand that if I do not provide a TIN by the time payment is made to me pursuant to this Offer, 28% of such payment will be withheld, and that if I do not provide a TIN within 60 days, any amount so withheld will be sent to the IRS as backup withholding.

Signature: ___________________________________________________Date: ______________, 2005

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

GUIDELINES FOR DETERMINING THE PROPER IDENTIFICATION NUMBER TO GIVE THE PAYER.—Social Security numbers have nine digits separated by two hyphens: i.e. 000-00-0000. Employer identification numbers have nine digits separated by only one hyphen: i.e. 00-0000000. The table below will help determine the number to give the payer.

For this type of account			Give the SOCIAL SECURITY number of—		For this type of account	Give the EMPLOYER IDENTIFICATION number of—

1.		Individual	The individual	6.	Single member LLC owned other than by an individual	The owner

				7.	A valid trust, estate, or pension trust	The legal entity (4)

2.		Two or more individuals (joint account)	The actual owner of the account or, if combined funds, the first individual on the account (1)	8.	Corporate or LLC electing corporate status on IRS Form 8832	The corporation

3.		Custodian account of a minor (Uniform Gift to Minors Act)	The minor (2)	9.	Association, club, religious, charitable, educational, or other tax-exempt organization	The organization

4.	a.	The usual revocable savings trust (grantor is also trustee)	The grantor-trustee (1)	10.	Partnership (including a multi-member LLC treated as a partnership)	The partnership

				11.	A broker or registered nominee	The broker or nominee

	b.	So-called trust account that is not a legal or valid trust under State law	The actual owner (1)

5.		Sole proprietorship or single member limited liability company (“LLC”) owned by an individual	The owner (3)	12.	Account with the Department of Agriculture in the name of a public entity (such as a State or local government, school district, or prison) that receives agricultural program payments	The public entity

(1)             List first and circle the name of the person whose number you furnish.  If only one person on a joint account has a social security number, that person’s number must be furnished.

(2)             Circle the minor’s name and furnish the minor’s social security number.

(3)             You must show your individual name, but you may also enter your business or “doing business as” name.  You may use either your social security number or employer identification number (if you have one).

(4)             List first and circle the name of the legal trust, estate, or pension trust.  (Do not furnish the taxpayer identification number of the personal representative or trustee unless the legal entity itself is not designated in the account title.)

NOTE:  If no name is circled when there is more than one name, the number will be considered to be that of the first name listed.

GUIDELINES FOR CERTIFICATION OF TAXPAYER IDENTIFICATION
NUMBER ON SUBSTITUTE FORM W-9

Obtaining a Number

   If you do not have a taxpayer identification number or you do not know your number, obtain Form SS-5, Application for a Social Security Card (for individuals), or Form SS-4, Application for Employer Identification Number (for business and all other entities), or Form W-7, Application for Individual Taxpayer Identification Number (for alien individuals required to file U.S. tax returns) and apply for a number. You may obtain these forms at an office of the Social Security Administration or from the IRS web site at www.irs.gov.

Payees Exempt from Backup Withholding

Payees specifically exempted from backup withholding on ALL payments include the following:

•   An organization exempt from tax under section 501(a), or an IRA, or a custodial account under section 403(b)(7) if the account satisfies the requirements of section 401(f)(2).

•   The United States or any agency or instrumentality thereof.

•   A state, the District of Columbia, a possession of the United States, or any subdivision or instrumentality thereof.

•   A foreign government, a political subdivision of a foreign government, or any agency or instrumentality thereof.

•   An international organization or any agency or instrumentality thereof.

Payees that may be exempt from backup ithholding include:

•   A financial institution.

•   A corporation.

•   A dealer in securities or commodities required to register in the U.S., the District of Columbia, or a possession of the U.S.

•   A real estate investment trust.

•   A common trust fund operated by a bank under section 584(a).

•   An entity registered at all times during the tax year under the Investment Company Act of 1940.

•   A foreign central bank of issue.

•   A futures commission merchant registered with the Commodity Futures Trading Commission.

•   A middleman known in the investment community as a nominee or custodian.

•   A trust exempt from tax under section 664 or described in section 4947.

Exempt payees described above should complete and return a Substitute Form W-9 to avoid possible erroneous backup withholding. EXEMPT PAYEES SHOULD COMPLETE THE SUBSTITUTE FORM W-9, CHECK THE “EXEMPT FROM BACKUP WITHHOLDING” BOX, SIGN AND DATE THE FORM, AND RETURN THE FORM TO THE [TRANSFER AGENT].

If you are a nonresident alien or foreign entity not subject to backup withholding, please complete, sign and return an appropriate Form W-8 (which may be obtained from the [Transfer Agent] or on the IRS website at www.irs.gov) to establish your exemption from backup withholding.

In general, payments that are not subject to information reporting are not subject to backup withholding. For details, see sections 6041, 6041A, 6042, 6044, 6045, 6049, 6050A, and 6050N, and their regulations.

Privacy Act Notice.—Section 6109 requires you to give taxpayer identification numbers to payers who must file an information return with the IRS. The IRS uses the numbers for identification purposes and to help verify the accuracy of your tax return. Payers must be given the numbers whether or not recipients are required to file tax returns. Payers must generally withhold 28% of taxable interest, dividend, and certain other payments to a payee who does not furnish a taxpayer identification number to a payer. Certain penalties may also apply.

Penalties

(1) Penalty for Failure to Furnish Taxpayer Identification Number.—If you fail to furnish your correct taxpayer identification number to a payer, you are subject to a penalty of $50 for each such failure unless your failure is due to reasonable cause and not to willful neglect.

(2) Civil Penalty for False Statements with Respect to Withholding.—If you make a false statement with no reasonable basis which results in no backup withholding, you are subject to a penalty of $500.

(3) Criminal Penalty for Falsifying Information.—Willfully falsifying certifications or affirmations may subject you to criminal penalties including fines and/or imprisonment.

FOR ADDITIONAL INFORMATION CONTACT YOUR TAX ADVISOR OR THE IRS.

Exhibit B

Form of Lockup

LOCK-UP AGREEMENT

Friedman, Billings, Ramsey & Co., Inc.
CIBC World Markets Corp.
RBC Capital Markets Corporation
   As Representatives of the several Underwriters
c/o Friedman, Billings, Ramsey & Co., Inc.
1001 19th Street North
Arlington, Virginia 22209

RE:  Liquidity Services, Inc. (the “Company”)

Ladies and Gentlemen:

The undersigned is an owner of record or beneficially of certain shares of common stock, par value $.001 per share, of the Company (“Common Stock”) or securities convertible into or exchangeable or exercisable for Common Stock.  The Company proposes to carry out a public offering of Common Stock (the “Offering”) for which you will act as the representatives (the “Representatives”) of the underwriters.  The undersigned recognizes that the Offering will be of benefit to the undersigned and will benefit the Company by, among other things, raising additional capital to use for working capital and general corporate purposes.  The undersigned acknowledges that you and the other underwriters are relying on the representations and agreements of the undersigned contained in this letter in carrying out the Offering and in entering into underwriting arrangements with the Company with respect to the Offering.

In consideration of the foregoing, the undersigned hereby agrees that the undersigned will not, directly or indirectly, offer to sell, contract to sell, or otherwise sell, dispose of, loan, pledge or grant any rights with respect to (each being, a “Disposition”) any shares of Common Stock, any options or warrants to purchase any shares of Common Stock or any securities convertible into or exchangeable for shares of Common Stock (collectively, “Securities”) now owned directly by the undersigned or with respect to which the undersigned has the power of Disposition, otherwise than (i) as a bona fide gift or gifts (including, but not limited to, gifts to immediate family members), provided the donee or donees thereof agree in writing to be bound by this restriction, (ii) to any transfer to a trust formed for the direct or indirect benefit of the transferor or an immediate family member of the transferor, provided that the trustee of the trust agrees in writing to be bound by this restriction and so long as the transfer does not involve a Disposition for value, (iii) as a distribution to partners or shareholders of the undersigned, provided that the distributees thereof agree in writing to be bound by the terms of this restriction, (iv) if the undersigned is a corporation, to any wholly-owned subsidiary of such corporation, provided that the transferee subsidiary agrees in writing to be bound by this restriction and so long as the transfer does not involve a Disposition for value, (v) with respect to sales or purchases of Common Stock acquired on the open market after the date of the Offering, (vi) the sale of up to              shares of Common Stock during any thirty (30) day period pursuant to a 10b5-1 plan in effect as of the date hereof, (vii) in connection with the Offering or (viii) with the prior written consent of the Representatives.  Any Securities received directly from the Company, whether in the form of restricted stock, upon exercise of options granted to the undersigned or otherwise, will also be subject to this restriction.  The foregoing restrictions will terminate after the close of trading of the Common Stock on the 90th day after the date of the final prospectus filed with the Securities and Exchange Commission in connection with the Offering (the “Lock-Up Period”).

The foregoing restriction has been expressly agreed to preclude the undersigned from engaging in any hedging or other transaction which is designed to or reasonably expected to lead to or result in a Disposition of Securities during the Lock-Up Period, even if such Securities would be disposed of by someone other than the undersigned.  Such prohibited hedging or other transactions would include, without limitation, any short sale (whether or not against the box) or any purchase, sale or grant of any right (including, without limitation, any put or call option) with respect to any Securities or with respect to any security (other than a broad-based market basket or index) that included, relates to or derives any significant part of its value from Securities.  The undersigned also agrees and consents to the entry of stop transfer instructions with the Company’s transfer agent and registrar against the transfer of shares of Common Stock or Securities held by the undersigned except in compliance with the foregoing restrictions.

This agreement is irrevocable and will be binding on the undersigned and the respective successors, heirs, personal representatives, and assigns of the undersigned.  In the event the Offering has not occurred on or before June 30, 2007, this agreement shall be of no further force or effect.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK]

Dated _______________________________

____________________________________
Printed Name of Holder

By:  ________________________________
Signature

____________________________________
Printed Name of Person Signing
(and indicate capacity of person signing as
custodian, trustee, or on behalf of an entity)

Attachment I

[To be provided]

Attachment II

[To be provided]

]

Attachment III

[To be provided]